UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Soliciting Material Under Rule 14a-12

FILENET CORPORATION

(Name of Registrant as Specified in its Charter)

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Filed by FileNet Corporation Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: FileNet Corporation

Commission File No.: 000-15997

This filing relates to the proposed acquisition of FileNet Corporation (“FileNet”) by International Business Machines Corporation (“IBM”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 9, 2006 by and among FileNet, Nassau Acquisition Corp. and IBM. The Merger Agreement is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by FileNet on August 10, 2006 and is incorporated by reference into this filing.

The following items were provided as indicated below: a Q&A document provided to FileNet employees; slides provided to FileNet employees; and the transcript of a call with FileNet employees.

The following is a Q&A document that was provided to FileNet employees on August 14, 2006:

FileNet Confidential

FileNet Corporation Acquisition

Internal FAQ

The following information addresses a few of the questions and/or concerns you may have regarding the announcement of the pending acquisition. A second FAQ is provided by IBM where you will learn more about IBM and IBM Software Group, the transition process, your compensation and benefits, and more. You will also have the opportunity to learn more about these topics and to ask more specific questions during group meetings and information sessions.

ANNOUNCEMENT BASICS	4
Q. What are you announcing?	4
Q. Is this an acquisition or a merger?	4
Q. What are the financial details of this acquisition?	4
Q. Why was this not a stock exchange transaction? Why cash only?	4
Q. When will this transaction be finalized?	4
Q. What are the trends and client requirements that drove this acquisition?	4
Q. Why is IBM planning to acquire FileNet Corporation?	5
Q. What is the value for clients? How will IBM’s ability to meet client needs change as a result of this acquisition?	5
Q. Why acquire FileNet Corporation as opposed to some other vendor?	5
Q. How will this affect current IBM and FileNet Corporation clients?	6
Q. How will this affect FileNet Corporation client’s current support and services contracts?	6
Q. How will this affect FileNet Corporation business partners?	6
Q. How will this affect IBM Business Partners?	6
Q. How will this fit organizationally within IBM?	6
Q. What is the plan for announcing product roadmap and delivery?	6
Q. Will our email addresses change?	6
Q. How does this affect IBM’s Information on Demand strategy?	7
Q. What do the following terms mean?	7
PRODUCTS	8
Q. What benefits will IBM clients and partners receive from FileNet technology?	8
Q. What benefits will FileNet clients and partners receive from IBM ECM technology?	8
Q. Does FileNet Corporation support open standards?	8
Q. Does IBM ECM support open standards?	9
Q. What ECM products does IBM provide?	9
Q. How long has the IBM ECM technology been in production?	10
Q. Is IBM a significant player in enterprise content management? Who are their clients?	10
PRODUCT PLANS	11
Q. What are the product roadmap plans? What changes should clients expect?	11
Q. What happens to clients who have already invested in IBM and FileNet Corporation products?	11
Q. Will FileNet Corporation technology continue to support non-IBM products?	11
Q. Will developers be able to continue to use .NET?	11
Q. What are the marketing and sales plans for FileNet Corporation?	11
Q. Will any FileNet Corporation products be discontinued?	11
Q. How will IBM rationalize the FileNet and IBM Enterprise Content Management portfolios?	11
Q. What is the difference between WebSphere Business Process Management and FileNet Business Process Management?	12
Q. How does FileNet relate and support the overall IBM SOA story?	12
Q. What does the pending acquisition mean to existing IBM products like Workplace Team Collaboration, Workplace Web Content Management, and Workplace Forms?	12
Q. What possible impact will this pending acquisition have on our relationship with Day Software to OEM their WSM product? Would you see the relationship getting growing with Day and IBM or shrinking?	13

FileNet Confidential

Q. With regards to GroupWise and Email Manager, is there specific information we can share with customers related to these products to assist with their decision to move forward?	13
STRATEGY	14
Q. Is this the best option for FileNet Corporation? Why?	14
Q. How has IBM addressed this client need until now?	14
Q. What does FileNet Corporation mean for the IBM database business?	14
Q. What does FileNet Corporation mean for the IBM storage business?	14
Q. What does FileNet mean for the IBM Workplace/Forms/WCM/Collaboration business?	14
Q. What does FileNet content-centric BPM software mean for the IBM WebSphere Business Process Management and business integration business? What is the difference between these BPM offerings?	14
Q. The division is called Content Management division, so what happens to BPM?	15
Q. How does FileNet relate to and support the overall IBM SOA story?	15
Q. How do FileNet’s 250+ Industry Applications relate to IBM SOA Partner Program?	15
Q. Will FileNet BPM assets, templates and partner content be available on the IBM SOA Catalog?	15
Q. Will FileNet Corporation pricing and packaging change as a result of the acquisition?	15
Q. Will the FileNet UserNet Conference be held in November 2006?	15
Q. How do we position FileNet P8 to customers who have/had decided to go with FileNet over IBM? Will P8 continue?	15
Q. How does this merger impact our relationship with HP?	16
Q. How does the merger affect our new SharePoint Integration? Will we have the same access and cooperation from Microsoft?	16
Q. How will our consultants’ model be impacted? As well as lobbyists?	16
MARKETPLACE	17
Q. What is driving the need for enterprise content management?	17
Q. How big is the opportunity for these products?	17
Q. Who competes with IBM?	17
BENEFITS/COMPANY STATUS	18
Q. Are my benefits going to change?	18
Q. How many employees does FileNet Corporation have? How many will be joining IBM?	18
Q. Will I be employed by IBM?	18
Q. If jobs are eliminated, what benefits will be offered to those employees?	18
Q. Will I be reporting to someone at IBM?	18
Q. In order to pursue career opportunities, will I have to move?	18
Q. If I am in one of the overlap infrastructure areas will I be able to apply for other opportunities at FileNet and IBM prior to close as well as after close?	18
Q. What happens to my stock options?	18
Q. Is there a possibility that my pay will be decreased?	19
Q. I have vacation planned? Can I still take it?	19
Q. I have business trips planned. Should I still plan on traveling?	19
Q. When and how will we be integrated into their business systems and processes? Do I continue to follow FileNet policies and procedures?	19
Q. Will IBM keep the FileNet Corporation name?	19
Q. Will IBM keep the current FileNet Corporation locations in Costa Mesa, Kirkland, Vancouver, India and elsewhere?	19
Q. How will the acquisition impact support centers such as China?	19
Q. Will FileNet remain an independent entity after the close for the Content Management Division, or will it become a combined division?	19
Q. Will the FileNet Corporation regional structure stay in place internationally or will it be absorbed immediately into IBM country-based organizations?	19
Q. What will the size of the organization be?	20
Q. What will happen to FileNet’s temporary workforce?	20
Q. What organization changes should we expect?	20
Q. Regarding ‘07 budget planning, can I commit to ‘07 expenditures?	20
Q. Who of the FileNet Corporation senior management team is continuing with the company?	20

FileNet Confidential

Q. Do I need to continue taking FileNet’s online Compliance Courses?	20
Q. Do I have to take my LDI courses?	20
Q. I have a service anniversary coming up – do I still get my FileNet gift?	20
Q. If I have more questions, whom should I ask?	20
SALES	21
Q. What will happen to FileNet Corporation’s current sales team after the acquisition?	21
Q. Pre-close, what are the FileNet Corporation client transaction approval processes for the FileNet sales teams in the interim and in the long term? Who do I need to engage with from IBM?	21
Q. What will happen to FileNet Corporation distributors in EMEA, Asia Pacific and Latin America?	21
Q. How should we handle customers’ requests to talk to them about the merger?	21
Q. Should we still hand out FileNet Corporation sales collateral or will it be changing to IBM look and feel in the near term?	21
Q. I’m in a competitive deal with IBM. How do I proceed?	21
Q. How will FileNet honor IBM purchase agreements prior to the sale?	21
Q. What is the plan about assignment of sales territories and account management of existing customers?	22
Q. Will kick-off still occur in January for the FileNet sales team?	22
Q. Will President’s Club still occur? Has the criteria changed?	22
Q. Should I introduce myself to the local country manager/IBM manager/local IBM team?	22
Q. What changes will there be to the sales goals for this quarter and this year?	22
Q. Will there be changes to any special sales contests which were announced for 3Q?	22
Q. If I have a big/bigger discount with IBM, why should a customer buy now and not just wait until the sale closes?	22
Q. Will DLI (Development Lifecycle Initiative) and other initiatives continue?	22
Q. Will I be paid now for selling IBM software?	22
Q. Since there is overlap between IBM and FileNet account coverage, am I at risk of losing my job?	22
Q. Will I be responsible for the same clients as I am today?	23
Q. Where will I work? Will my FileNet office stay open?	23
Q. Will FileNet solutions, partners and employees be represented in the IBM Information On-Demand event in October?	23
Q. Will IBM solutions, partners and employees be represented in the FileNet UserNet event in November?	23
Q. Will we be supplied with communications and standard responses to present to our customers?	23
SERVICES	24
Q. What happens to FileNet’s relationships with Accenture, Bearing Point and other GSIs, given the competitive relationship with BCS/IGS?	24
Q. What happens to FileNet Services personnel? Will PS become a part of IBM GS?	24
Q. How will the organizational setup change in the services model?	24
Q. Will the FileNet Technical Advisory Councils and Product Technical Advisory Groups continue to meet?	24
Q. Will FileNet Corporation client support remain separate?	24

Additional Information about the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed acquisition of FileNet Corporation by IBM. FileNet Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of FileNet Corporation are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about FileNet Corporation, IBM and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by FileNet Corporation with the Securities and Exchange Commission at the SEC’s website at www.sec.gov, at FileNet Corporation’s website at www.filenet.com or by sending a written request to FileNet Corporation at 3565 Harbor Blvd., Costa Mesa, California 92626, attention: Chief Legal Officer.

FileNet Corporation and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FileNet Corporation’s stockholders in connection with the proposed transaction is set forth in the proxy statement for FileNet Corporation’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.

FileNet Confidential

ANNOUNCEMENT BASICS

Q. What are you announcing?

IBM and FileNet Corporation have entered into a definitive agreement for IBM to acquire FileNet Corporation, a leading provider of enterprise content management software. FileNet Corporation technology will be incorporated into IBM solutions for content management, content-centric business processes, and compliance. The new combined Content Management organization will be part of IBM’s Information Management Division under Ambuj Goyal, General Manager, IBM Information Management Software.

Q. Is this an acquisition or a merger?

To be clear, this IS a pending acquisition of FileNet Corporation as a publicly held company by IBM. However, we do plan to merge FileNet’s products and operations with IBM’s Content Management division. Financially, it is an acquisition by IBM but the result, if approved, will be a merged, operational entity.

Q. What are the financial details of this acquisition?

This is a cash transaction at $35.00 per share, valued at approximately $1.6 billion.

Q. Why was this not a stock exchange transaction? Why cash only?

IBM preferred a cash transaction, which in many ways simplifies the financial aspects of the acquisition versus a stock exchange approach.

Q. When will this transaction be finalized?

The acquisition is subject to regulatory and shareholder approval. We are targeting the deal to be completed within the fourth calendar quarter of 2006.

Q. What are the trends and client requirements that drove this acquisition?

As clients face greater competitive pressures, they are managing substantial increases in information and are more actively leveraging content in business processes and applications across the enterprise, enabling clients to be more responsive and efficient.

Clients are maximizing their benefit from ECM and business process management (BPM) by ensuring content is delivered and utilized in context of their business processes, driving growth in content-centric BPM solutions.

Compliance with regulatory and corporate governance mandates stretches the capabilities of organizations’ existing information infrastructures to capture, find, manage and remove content and track associated business processes and decisions, driving explosive adoption of content and records management.

Clients are making platform standardization decisions for ECM and are buying solutions that help build their core enterprise infrastructure. This requires a broader, more integrated set of content and business process management capabilities, better integration with business applications and a reduction in cost of ownership.

FileNet Confidential

Q. Why is IBM planning to acquire FileNet Corporation?

The deployment of Content Management platforms across the enterprise is accelerating, with Content-centric Business Process Management and Compliance as key drivers. Together, IBM and FileNet will deliver the most innovative and industry-focused content management solutions, providing our clients and business partners high value capabilities to make them more efficient and competitive, through:

•	Business Innovation for Our Clients

The integration of FileNet’s content-centric business process management with IBM’s business integration and IBM’s compliance solutions provides the broadest selection of enterprise content management capabilities.

•	Choice for Our Clients

IBM’s significant investment in integration enables customers to create new value while leveraging their existing repositories of information. IBM’s information integration capabilities have become industry standard, enabling FileNet, IBM Content Management and other repositories to coexist seamlessly.

•	Business Partner Opportunity

IBM and FileNet partners will be able to leverage the broadest content management and application development platform, and FileNet partners will benefit from access to IBM’s world-class ecosystem/infrastructure, including Centers of Competency, PartnerWorld and Virtual Innovation Centers.

Q. What is the value for clients? How will IBM’s ability to meet client needs change as a result of this acquisition?

Today’s business imperatives drive the need to reduce costs, drive new revenue streams and mitigate corporate risk, while ensuring all employees have secure, efficient access to information required to perform their everyday tasks. These key initiatives require a content management platform that provides easy access to corporate information on a highly scalable platform, in a secure manner that adheres to corporate policies and compliance mandates.

•	Clients will immediately benefit from the combined technologies of both companies, giving them a wider range of ECM capabilities from which to build solutions to meet all their business needs and manage content as an essential part of key business processes.

•	IBM’s significant investment in integration enables clients to create new value while leveraging their existing repositories of information. IBM’s enterprise information integration capabilities have become industry standard, enabling FileNet P8, IBM CM and other repositories to seamlessly coexist.

•	The integration of FileNet and IBM’s current ECM and BPM, including SOA technology and standards, brings our clients and partners the broadest set of capabilities to meet their most challenging requirements.

Together, IBM and FileNet will deliver more innovative and industry focused content management solutions, providing our clients and partners high value capabilities to make them more competitive.

Q. Why acquire FileNet Corporation as opposed to some other vendor?

IBM selected FileNet for:

•	Its strong ECM market momentum with growth outpacing the market

•	Its technology vision and leadership in the area of content and process management

•	Its breadth of platform offering including rich content, BPM and compliance capabilities

•	Its compatible organizational culture and talented employee team

FileNet Confidential

Q. How will this affect current IBM and FileNet Corporation clients?

Both IBM and FileNet have demonstrated for decades a powerful commitment to the protection of content management client investments. Consistent with this strategy, IBM and FileNet clients’ and partners’ investment in existing solutions and products will be preserved and enhanced, enabling them to exploit the broader set of capabilities resulting from the combination of both companies’ product portfolios without the need to replace existing systems. Moving forward jointly after close of the acquisition (“close”). we will work on a joint roadmap where the focus will be on protecting clients existing investments, leverage Information integration to enhance their investments and combine the best of both product lines on a converged roadmap.

Q. How will this affect FileNet Corporation client’s current support and services contracts?

FileNet clients will see no immediate change in the way they access services and support.

Q. How will this affect FileNet Corporation business partners?

IBM will work to maintain and enhance existing relationships with FileNet partners, many of which are already IBM Business Partners. These partners provide complementary solutions and essential skills in helping clients get the most value out of FileNet technology. In addition, FileNet partners will benefit as they gain access to IBM’s world-class partner infrastructure, including Centers of Competency, PartnerWorld and Virtual Innovation Centers.

Q. How will this affect IBM Business Partners?

The business opportunity for IBM Business Partners will expand as the joint IBM and FileNet capabilities enable them to expand and/or improve their solution portfolio, positioning them to better serve their clients.

Q. How will this fit organizationally within IBM?

The new combined Content Management organization will be part of Information Management, reporting into Ambuj Goyal, General Manager, IBM Information Management Software.

Between now and the closing of the transaction, teams from IBM and FileNet will be working closely together to plan how best to achieve the leverage and positive synergy opportunities to ensure the critical objectives of revenue growth, client and partner value, enhanced momentum of selling, product development and go-to-market programs, and enhanced opportunity for individual employee success.

Q. What is the plan for announcing product roadmap and delivery?

Both companies will continue to actively market their products, continue to develop their products and deliver on the roadmaps we have committed to clients. Moving forward jointly after close we will work on a joint roadmap where the focus will be on protecting clients existing investments, leverage Information integration to enhance their investments and combine the best of both product lines on a converged roadmap.

Q. Will our email addresses change?

Upon close, IBM will want us on their email platform. Therefore, our current email addresses will be converted.

FileNet Confidential

Q. How does this affect IBM’s Information on Demand strategy?

IBM is committed to growing its Information on Demand business dramatically both organically and through acquisition, and FileNet is part of that strategy.

Q. What do the following terms mean?

ECM – Enterprise Content Management

BPM – Business Process Management

ECI – Enterprise Content Integration

WPS – WebSphere Process Server

WBI – WebSphere Business Integration

SWG – Software Group, within IBM

FileNet Confidential

PRODUCTS

Q. What benefits will IBM clients and partners receive from FileNet technology?

IBM clients and partners will benefit from:

•	Key vertical industry expertise to deliver business solutions that help clients handle their most challenging, mission-critical content and process issues.

•	Enables organizations to significantly optimize content-centric business processes, realize substantial ROI, and address compliance mandates.

•	Improves business agility and organizational efficiency by

•	Supporting timely decision-making throughout an organization

•	Providing secure access to the information contained within business content

•	Activating content so they can automate and drive tasks to resolution

Q. What benefits will FileNet clients and partners receive from IBM ECM technology?

FileNet clients and partners will benefit from:

•	Advanced Information Integration capabilities, which will allow them to integrate more existing content repositories with the latest technologies either from IBM or FileNet.

•	Enterprise-wide records management capabilities, leveraging Information Integration capabilities.

•	A leading, comprehensive IDARs solution for enterprise report management (ERM) and statement-presentment enabling high-volume capture of computer output.

•	Expanded regulatory compliance capabilities such as e-mail archiving with SEC/NASD mandates.

•	Enterprise content discovery using IBM OmniFind.

•	Better integration with IBM WebSphere Portal for development of advanced applications.

•	Integration with IBM WebSphere Business Process Server for process centric BPM, streamlining and automating processes that integrate systems and applications.

All IBM ECM and BPM software is designed in line with a Services Oriented Architecture that provides more flexibility for deploying business applications which:

•	utilize existing technologies — reducing the need to develop new software

•	are unique to the organization — improving the ability to exploit their competitive advantages

Q. Does FileNet Corporation support open standards?

Yes. FileNet provides an open platform, supporting all leading hardware platforms, operating systems, databases, application servers and systems management platforms, including HP, Sun, IBM, Microsoft, Linux, Oracle, BEA and multiple storage alternatives.

•	Current:

•	DOMEA, IETF WebDAV, J2EE 1.3 & RMI

•	JSR168 (Portlets), JSR170 – Java Content Repository API 1

•	LDAP Directory Support

•	BPEL 1.0 Orchestration

•	TIFF, JPEG, PDF, GIF. TWAIN, ISIS

•	DoD 5015.2 Record Manager certifications

•	XML Web Services (WS-I Profile certification), SOAP, WSDL, XMLS Schema, UDDI, XML, XSL, XSLT, HTML

FileNet Confidential

•	In progress:

•	JSR 170 “finalized” version

•	JSR 283 Java Content Repository API 2.0

•	.Net

•	OASIS WSBPEL, WSRP

•	OMG BPMN

•	AIIM iECM (Interoperable Enterprise Content Management)

Q. Does IBM ECM support open standards?

Yes, IBM embraces open content management standards such as JSR170 to help accelerate enterprise deployments of ECM capabilities by our clients, simplify the integration of heterogeneous content repositories and reduce their total cost of ownership.

Current

•	JSR168 (Portlets), JSR170 – Java Content Repository API 1.0 (CM Runtime Edition)

•	LDAP Directory Support

•	TIFF, JPEG, PDF, GIF. TWAIN, ISIS, AFP, AFPDS, XML, HTML, Metacode and DJDE

•	BPEL 2.0

•	DoD 5015.2 Record Manager certifications,

•	XML Web Services (WS-I Profile certification), SOAP, WSDL, XMLS Schema, UDDI, XML, XSL, XSLT, HTML

In progress:

•	DOMEA (partnership with GoPro)

IBM is also committed to open environments, and will continue to support multiple platform options, including HP, Sun, IBM, Microsoft, Oracle, BEA, Linux and multiple storage alternatives.

Q. What ECM products does IBM provide?

The IBM Enterprise Content Management platform enables many companies and governments to streamline and automate their business processes and access and manage many forms of content. The IBM portfolio includes the following key products:

•	IBM Content Manager — Enables a rich set of content management services for controlling both content and processes throughout a distributed enterprise. Enables organizations to store, manage, and deploy all types of content including HTML and XML, graphics, multimedia, other types of rich media, and traditional documents created with desktop applications.

•	IBM Content Manager OnDemand — A robust, comprehensive solution for enterprise report management (ERM/IDARS) and statement-presentment, enabling high-volume capture of computer output and archiving of scanned documents, including checks. Offers justifiable business benefits through immediate cost reductions and improved productivity levels.

•	IBM Information Integrator Content Edition — an Enterprise Content Integrator (ECI) that integrates unstructured data from multiple content repositories and allows access to this data from a single interface or application.

•

IBM Document Manager — Manages the documents that drive business. Delivers a platform for enterprise document management that addresses every stage of the document lifecycle – from creation through reviews, approval, delivery, to archiving and

FileNet Confidential

disposal. It provides a secure and robust platform to manage the complete lifecycle of business documents.

•	IBM CommonStore for Lotus Domino – An email archiving tool used to offload Lotus Notes servers and store emails, attachments and folders into a content repository for retention and records management.

•	IBM CommonStore for Exchange Server – An email archiving tool used to offload Microsoft Exchange mail servers, improving message server performance.

•	IBM CommonStore for SAP – A tool for archiving SAP application data and content through ArchiveLink to a content repository.

•	IBM Records Manager – Helps customers manage their records retention and disposition lifecycle for all forms of content that may be stored in a broad variety of repositories.

•	IBM Workplace Web Content Management – For both technical and non-technical users to create and manage web content, providing authoring, dynamic publishing/deployment, and personalized content delivery capabilities.

•	IBM Workplace Forms – provides a security rich, dynamic and intelligent front end to on demand business processes. Enables the creation, deployment and streamlining of XML forms-based processes by leveraging open standards.

Other products which are also commonly part of the IBM ECM solutions include:

•	IBM WebSphere Portal

•	IBM WebSphere Business Process Server

•	IBM OmniFind (Enterprise Search)

•	IBM WebSphere Content Discovery Server (Search solutions for Call Centers, Commerce and other applications)

Q. How long has the IBM ECM technology been in production?

IBM Content Management offerings have been offered since 1985.

Q. Is IBM a significant player in enterprise content management? Who are their clients?

Yes, IBM sells IBM Content Management offerings are sold through direct sales reps and through our business partners which includes SIs, ISVs, VAD/VAR channels. Clients include both very large to small/midsize organizations which rely on IBM Content Management software for mission critical business applications. Some key clients whose names you will recognize include IBM, US Social Security Administration, US Air Force, Wachovia Bank, JPMorgan, Fiducia Bank and Deutsche Post WorldNet/DHL, among many others.

FileNet Confidential

PRODUCT PLANS

Q. What are the product roadmap plans? What changes should clients expect?

Consistent with IBM Software Group strategy, IBM and FileNet clients’ and partners’ investment in existing solutions and products will be preserved and enhanced, leveraging IBM’s Information Integration technology, enabling them to exploit the broader set of capabilities resulting from the combination of both companies’ product portfolios without the need to replace existing systems.

Clients should expect changes that will further improve both portfolios as the new combined team will be leveraging the best of both product lines.

Q. What happens to clients who have already invested in IBM and FileNet Corporation products?

IBM and FileNet clients’ and partners’ investment in existing solutions and products will be preserved and enhanced, enabling them to exploit the broader set of capabilities resulting from the combination of both companies’ product portfolios without the need to replace existing systems.

Q. Will FileNet Corporation technology continue to support non-IBM products?

Yes, FileNet does today and will continue to support multiple operating systems, databases, application servers, and systems management environments. This remains a key element of open Information Management strategy.

Q. Will developers be able to continue to use .NET?

Windows and .NET continue to be a strategic platform for product deployment. While Eclipse is the lead IBM development platform, IBM continues strategic support of the .NET development platform with the IBM Rational portfolio. The FileNet set of products will continue the current strategy to offer .NET APIs.

Q. What are the marketing and sales plans for FileNet Corporation?

IBM plans to market and sell FileNet products as part of its Information Management portfolio worldwide through the merged IBM/FileNet direct sales force and existing FileNet business partners (SIs, ISVs, VARs, etc.).

Q. Will any FileNet Corporation products be discontinued?

There are currently no plans to discontinue any of the FileNet products. Ongoing technology and product improvements will bring the IBM and FileNet product sets even closer together, providing the client a wider range of offerings to more easily choose from.

Q. How will IBM rationalize the FileNet and IBM Enterprise Content Management portfolios?

FileNet Enterprise Content Management and IBM Enterprise Content Management offer complementary technologies that can be used standalone or together to solve comprehensive ECM challenges. Taken as a whole, they offer clients a complete set of capabilities for content management, content centric BPM and compliance solutions. After closing, we will develop and announce a roadmap that combines and evolves the best of both portfolios.

FileNet Confidential

Q. What is the difference between WebSphere Business Process Management and FileNet Business Process Management?

•	IBM SWG delivers Process Centric BPM, with capabilities such as:

•	System, application, and integration intensive business process management, decisions and flows

•	Utilizes SOA to create services reusable in many different ways in multiple business processes, streamlining human to system integration

•	Improves business agility

•	Will provide FileNet clients opportunities for integrating content-centric BPM applications with other existing applications across the enterprise.

•	FileNet offers today a market leading content-centric BPMS platform with strengths in:

•	Document intensive business processes, decisions and flows

•	Market leading human-to-human workflow capabilities

•	Processes that require people to interact with documents extensively

•	Allows companies to make informed decisions.

The WebSphere Business Process Management with SOA offerings are leaders in Process Centric approaches to BPM. The WebSphere BPM with SOA Offerings are unique in the market with capabilities such as SOA Frameworks, built on an ESB, Collaborative Development capabilities, tight linkage to a Metadata Registry and Repository in addition to traditional BPM Suite capabilities such as Business Modeling, Business Rules, Process Choreography, Business Monitoring and Analytics and Optimization.

IBM’s BPM with SOA Software Capabilities are augmented with Business Expertise from IBM and Partners with Process Knowledge and Industry Expertise and Methodology and Governance.

Q. How does FileNet relate and support the overall IBM SOA story?

FileNet brings added content-centric capabilities to IBM’s existing Information as a Service capabilities, a core element of IBM’s SOA portfolio of capabilities.

•	Information as a service delivers trusted information packaged as services in business context to enable innovation

•	Information availability is crucial for meeting key business challenges, such as streamlining business processes, meeting client expectations, and driving employee productivity.

•	Information that is trusted and delivered in-line and in context can empower organizations to innovate and look at new ways of conducting business.

•	Information as a Service is IBM's vision of how information should be open (via industry standards) and easily accessible (in minutes not months) to people, applications and business processes.

•	This allows for improved agility, where information is no longer tied to proprietary systems, formats or technologies.

•	SOA helps clients achieve greater efficiency and effectiveness where modeled processes, converted into services, are re-used, connected and re-deployed more flexibly and quickly with SOA. FileNet clients will benefit from undertaking BPM engagements inclusive of SOA technology and standards.

Q. What does the pending acquisition mean to existing IBM products like Workplace Team Collaboration, Workplace Web Content Management, and Workplace Forms?

IBM will continue to offer IBM Workplace Team Collaboration and Web Content Management products and will integrate them with the FileNet’s P8 platform. Electronic forms are one of the enabling technologies of content or document centric business process management solutions.

FileNet Confidential

IBM will continue to support the existing FileNet P8 Forms technology as a component of the P8 platform and will also integrate IBM Workplace Forms with FileNet’s P8 platform.

Q. What possible impact will this pending acquisition have on our relationship with Day Software to OEM their WSM product? Would you see the relationship getting growing with Day and IBM or shrinking?

The decision last year to OEM Day Software and integrate it with FileNet P8 as our Web Site Manager product was a multi-year strategy decision, and is backed up by a multi-year OEM contract. We fully intend to continue to market and support this product line to our customers.

Q. With regards to GroupWise and Email Manager, is there specific information we can share with customers related to these products to assist with their decision to move forward?

Email Manager is a committed and strategic part of our product line and the acquisition announcement clearly states that IBM intends to preserve and enhance investment in all products. Email Manager 3.7 specifically was designed to fulfill the market need from our customers to integrate with the GroupWise email product. Our product roadmap remains our commitment to customers and will be taken forward after the acquisition closes.

FileNet Confidential

STRATEGY

Q. Is this the best option for FileNet Corporation? Why?

Yes. This is positive for all major constituencies: shareholders, clients, partners and employees. Shareholders receive immediate appreciation on their holdings in the company. Clients get continuation of current FileNet technology and contacts, along with access to IBM’s full portfolio of content management and BPM technology. FileNet clients will now experience the benefit of a much larger resource commitment to content management, and complete solutions to integration needs from a single vendor. Partners have expanded opportunities to work with the broader IBM content management portfolio and enhanced support through the IBM PartnerWorld program. Employees gain from becoming part of one of the premier technology companies in the world, and all the career opportunities that represents.

Q. How has IBM addressed this client need until now?

IBM entered the enterprise content management market with initial offerings delivered in 1985, and has been an industry leader and innovator ever since. As the ECM market has expanded, IBM has delivered and extended the IBM ECM portfolio through R&D investments, acquisitions, and key partnerships. IBM acquisitions in the ECM space have included Tarian Software (records management) and Venetica (Enterprise Content Integration).

Q. What does FileNet Corporation mean for the IBM database business?

This acquisition does not directly affect the database business. The FileNet products currently support and will continue to maintain strong support for the IBM UDB products, as well as the other leading databases in the industry, including SQL Server and Oracle.

Q. What does FileNet Corporation mean for the IBM storage business?

FileNet products are deployed at more than 4,300 clients worldwide and manage terabytes of data. FileNet’s products are enabled to run on IBM Storage Group’s market leading products.

Q. What does FileNet mean for the IBM Workplace/Forms/WCM/Collaboration business?

IBM Workplace market leading products (WCM/Team Collaboration) will be integrated with the FileNet P8 platform. IBM Workplace Forms will continue to provide standards-based interoperability to content and process management solutions that include IBM middleware and the latest FileNet-based offerings.

Q. What does FileNet content-centric BPM software mean for the IBM WebSphere Business Process Management and business integration business? What is the difference between these BPM offerings?

IBM will continue to deliver a combination of software capabilities and business expertise to help our clients accelerate business process improvements.

•	IBM SWG delivers Process Centric BPM, with capabilities such as:

•	System, application, and integration intensive business process management, decisions and flows

•	Utilizes SOA to create services reusable in many different ways in multiple business processes, streamlining human to system integration

FileNet Confidential

•	Improves business agility

•	Will provide FileNet clients opportunities for integrating content-centric BPM applications with other existing applications across the enterprise.

•	FileNet offers today a market-leading, content-centric BPM platform with capabilities such as:

•	Document-intensive business processes, decisions and flows

•	Processes that require people to interact with documents extensively

•	Allows companies to make informed decisions

Q. The division is called Content Management division, so what happens to BPM?

Even though it’s called the Content Management division, the new, combined business, if approved, will include FileNet’s BPM products as well as selected IBM BPM products. IBM defines BPM more broadly then we do; the “content-centric BPM” that IBM refers to in the announcements equates very closely to our definition of BPM including BAM, Simulation and Analytics, etc. IBM understands our BPM strength and it’s one of the main values we bring to the combined business after the acquisition closes.

FileNet clients and partners will benefit from Integration with IBM WebSphere Business Process Server for process-centric BPM, streamlining and automating processes that integrate systems and applications.

Q. How does FileNet relate to and support the overall IBM SOA story?

FileNet brings content-centric capabilities into the IBM portfolio of capabilities. SOA is a method that can help clients integrate applications and technology for rapid deployment of solutions.

Q. How do FileNet’s 250+ Industry Applications relate to IBM SOA Partner Program?

The IBM SOA Partner Program (PWIN) is open to any partner or solutions that qualifies to the program.

Q. Will FileNet BPM assets, templates and partner content be available on the IBM SOA Catalog?

The IBM SOA Partner Program (PWIN) is open to any partner or solutions that qualifies to the program.

Q. Will FileNet Corporation pricing and packaging change as a result of the acquisition?

The integration team will evaluate pricing and packaging strategy as part of the transition. Changes, if any, would be communicated after the close of the acquisition.

Q. Will the FileNet UserNet Conference be held in November 2006?

Yes. Sharing the success that our clients have with our software and services, and expanding the skills and expertise across our clients, partners and employees at the upcoming UserNet conference is key to continuing to drive business growth. UserNet 2006, scheduled for November 5-8 in Dallas, TX, will be an excellent opportunity to share more information on this acquisition with all key constituents.

Q. How do we position FileNet P8 to customers who have/had decided to go with FileNet over IBM? Will P8 continue?

IBM and FileNet have a shared goal to both preserve and enhance the investments customers have made in FileNet’s products. IBM would not plan spending $1.6B to not continue developing

FileNet Confidential

and investing in the FileNet P8 product line. FileNet has spent over $200 million building out the FileNet P8 architecture and platform, and we have shipped over 1,500 P8 systems to customers worldwide. Our whole architecture is hinged on the Java direction of the P8 platform. The products that we have built to help differentiate our ECM offerings and bring significant value to our customers such as RM and BPM are built on the core P8 content, process and application engines and are critical for deploying content-centric BPM applications, which is a central focus of the acquisition announcement. Many of our customers have expectations of building out corporate platforms on FileNet P8 for very large numbers of users, some upwards of 65,000 users and as a result, there are no plans to discontinue P8.

Q. How does this merger impact our relationship with HP?

The plan is to continue our relationships with technology partners such as HP, Sun, Microsoft and others including our Global System Integrators. As a platform, HP/UX is the leading Unix on which FileNet platforms operate. We are busy testing Image Services on HP/UX for 11.2 to support Integrity. We fully intend to sustain our operating system and platform support of HP.

Q. How does the merger affect our new SharePoint Integration? Will we have the same access and cooperation from Microsoft?

SharePoint has the potential to be a significant portal environment in the Global 5000 over the next four years. In order to meet our customers’ requirements we need to be able to offer an integrated solution. The pending acquisition will not impact the support or enhancement planning currently underway prior to close. Microsoft cooperation is unchanged and we expect to be able to offer more details to customers after close.

Q. How will our consultants’ model be impacted? As well as lobbyists?

We will know more as we go through the integration planning process. If certain sales opportunities are impacted due to the role of consultants and lobbyist, then please escalate to sales management.

FileNet Confidential

MARKETPLACE

Q. What is driving the need for enterprise content management?

•	The deployment of Content Management platforms across the enterprise is accelerating, managing exponential increases in information with content-centric BPM and compliance as key drivers.

•	As clients face greater competitive pressures, all types of content are becoming more actively leveraged in business processes and applications across the enterprise, enabling clients to be more responsive and efficient.

•	Clients are maximizing their benefit from ECM and BPM by ensuring content is delivered and utilized in context of their business processes, driving growth in content-centric BPM solutions.

•	Compliance with regulatory and corporate governance mandates stretches the capabilities of organizations’ existing information infrastructures to capture, find, manage and remove content and track associated business processes and decisions, driving explosive adoption of content and records management.

•	Clients are making platform standardization decisions for ECM and are buying solutions that help build their core enterprise infrastructure. This requires a broader, more integrated set of content management capabilities, better integration with business applications and a reduction in cost of ownership.

Q. How big is the opportunity for these products?

According to the 2006 IDC Software Market Forecaster 2005-2010, the worldwide enterprise content management market is expected to be a $5.9 billion business by 2010. This does not include complementary and highly related business process management and content access markets, which further increase the opportunity and accelerate growth.

Q. Who competes with IBM?

Hummingbird, OpenText, Stellant, EMC/Documentum and Mobius are a few of our key ECM competitors but also are partners/clients of IBM, for example via software OEM agreements, or IBM hardware or services alliances.

There are many other competitors in the ECM space, including Microsoft, Interwoven, Vignette, Nuance, Hyland Software, Global 360, SunGard, BancTec, FatWire Software, DST Systems, Click Commerce, Cincom, Autonomy, Document Sciences, Percussion, Xerox Docushare, Westbrook Technologies, Optio Software, Day Software and Enigma.

FileNet Confidential

BENEFITS/COMPANY STATUS

Q. Are my benefits going to change?

There will be changes to your benefits plan. Please refer to the IBM benefits document on FACTS on FileNet now! for more details.

Q. How many employees does FileNet Corporation have? How many will be joining IBM?

FileNet has approximately 1,700 employees in sales, services, research & development, marketing, as well as G&A functions. Our objective is to offer all FileNet employees and executives employment within IBM.

Q. Will I be employed by IBM?

IBM understands that the main asset value in FileNet is its people. We believe that IBM intends to offer employment to almost all of the people who make up FileNet today. Many departments such as Development, Sales, Professional Services, Customer Service and Support and Marketing will remain largely intact. As with any acquisition, there will be areas of overlap in G&A and other infrastructure functions once integration has been successfully completed. Both IBM and FileNet management will make every effort to ensure that all employees are informed of their status immediately following the close of the acquisition (“close”).

Q. If jobs are eliminated, what benefits will be offered to those employees?

These employees will be offered transitional positions with a severance program at the end of the transitional assignment which will be further described at close.

Q. Will I be reporting to someone at IBM?

Probably not. Once the acquisition is closed, organizational reporting details will be provided.

Q. In order to pursue career opportunities, will I have to move?

As with all career opportunities, depending on the opportunity and where those functions are performed, relocation may be an option.

Q. If I am in one of the overlap infrastructure areas will I be able to apply for other opportunities at FileNet and IBM prior to close as well as after close?

Yes, information regarding FileNet’s current openings are available on the career site at FileNet.com, and information about IBM opportunities will be made available near the close date.

Q. What happens to my stock options?

Vesting accelerates to 100% at the close. The holder of each option with a strike price below $35 will receive a cash payment in respect of such option. The amount of such payment will be equal to the difference between $35 and the applicable strike price per share multiplied by the number of shares covered by the option, less applicable taxes. See IBM FAQ. on now! for more details concerning ESPP shares for the current period.

FileNet Confidential

Q. Is there a possibility that my pay will be decreased?

FileNet employees will receive information about their base pay in their Welcome letter they receive at close.

FileNet pays employees competitively as does IBM. Each person’s position at FileNet will be mapped to an IBM job and “band” (the term IBM uses as the salary grade/level and represents the competitive market pay for the job.) See IBM FAQ for more information.

Q. I have vacation planned? Can I still take it?

There will be no changes to our vacation policy until the close, and we expect most scheduled vacations should proceed as planned. Please discuss your particular situation with your manager.

Q. I have business trips planned. Should I still plan on traveling?

If your manager has approved your travel, the acquisition announcement should not affect your travel plans. It’s “business as usual” for us until the close.

Q. When and how will we be integrated into their business systems and processes? Do I continue to follow FileNet policies and procedures?

Yes, you must continue to follow FileNet policies and procedures. Details about transitioning to IBM systems and processes will be provided through the upcoming transition process.

Q. Will IBM keep the FileNet Corporation name?

Product and corporate naming will be part of the ongoing planning activities up to and after closing.

Q. Will IBM keep the current FileNet Corporation locations in Costa Mesa, Kirkland, Vancouver, India and elsewhere?

Yes, however one of the benefits of being a global company is the availability of common offices in most countries around the world where fellow IBM team members use shared workspace. Therefore, where possible, it would be preferable for field teams and those remote from Costa Mesa to locate in existing IBM offices to further support their integration into IBM. These details will be carefully planned and will be considered as a part of the integration planning process.

Q. How will the acquisition impact support centers such as China?

We will know more as we go through the integration planning process, but for now we are continuing business as usual.

Q. Will FileNet remain an independent entity after the close for the Content Management Division, or will it become a combined division?

We will have to go through the integration planning to determine the final outcome. The focus is to run an integrated division.

Q. Will the FileNet Corporation regional structure stay in place internationally or will it be absorbed immediately into IBM country-based organizations?

Operationally, the FileNet international sales team will continue to focus on FileNet products. Specific organizational plans will be announced at close.

FileNet Confidential

Q. What will the size of the organization be?

The IBM Content Management operations, which we become a part of, will be more than 3,000 employees.

Q. What will happen to FileNet’s temporary workforce?

All temporary positions will be evaluated as part of the transition process. For now, it is business as usual.

Q. What organization changes should we expect?

Until close, the companies will remain separate, and then at close, the business will be run by a single senior management team with executives from FileNet and the existing IBM Content Management business unit. The combined unit will be part of Information Management, reporting into Ambuj Goyal, General Manager, IBM Information Management Software. Specific organizational plans will be announced at close.

Q. Regarding ‘07 budget planning, can I commit to ‘07 expenditures?

Until the close, it is business as usual. Please work with your department head on any budgetary issues.

Q. Who of the FileNet Corporation senior management team is continuing with the company?

All of FileNet’s senior management team will be joining IBM, including Lee Roberts and Ron Ercanbrack.

Q. Do I need to continue taking FileNet’s online Compliance Courses?

Yes. Corporate compliance continues to be an important component of FileNet’s business and continued participation is required for all employees.

Q. Do I have to take my LDI courses?

Yes. The foundation of LDI relies upon a consistent framework for communication. As a leader at FileNet, you have an important responsibility to help others adjust to change, and minimize any negative effects that change can have on people. You are a catalyst of change and can assist in making this transition to IBM a successful one. LDI will help you do this. LDI Phase I and Phase II classes are continuing to require your active participation.

Q. I have a service anniversary coming up – do I still get my FileNet gift?

Yes, FileNet will honor all service anniversaries through the close (at a minimum) and most likely through the end of 2006.

Q. If I have more questions, whom should I ask?

Please submit your transitional questions to: ibm@filenet.com.

For those questions about US IBM benefits and policies, please submit your questions to: AskFilen@us.ibm.com.

There will be similar addresses set up for locations outside of the USA shortly.

FileNet Confidential

SALES

Q. What will happen to FileNet Corporation’s current sales team after the acquisition?

As with the rest of the organization, we will work through the specifics over the next few weeks. However, our priority will be to preserve and continue the existing FileNet client relationships and to provide sales team continuity with clients to the extent possible. IBM plans to build on the strong sales momentum FileNet has established.

Q. Pre-close, what are the FileNet Corporation client transaction approval processes for the FileNet sales teams in the interim and in the long term? Who do I need to engage with from IBM?

Between now and closing, there are no changes in approval processes. The companies continue to operate as completely independent entities.

Q. What will happen to FileNet Corporation distributors in EMEA, Asia Pacific and Latin America?

Current FileNet agreements will remain in effect upon close. Current terms and conditions will continue to apply. Our goal is that all of the FileNet Business Partners become IBM Business Partners over time.

Q. How should we handle customers’ requests to talk to them about the merger?

Be as responsive as you possibly can to all customers. Evaluate the issues and questions with your sales management team; if you need answers to questions that have not already been published or need additional guidance and advice, then contact the executive responsible for the functional area – in most cases we expect this to be your Sales VP. Make sure that you include/copy Suhail Khan with all these customer communications so he can track them and as questions get answered for one customer we can publish them to all staff.

If customers require Corporate executive meetings or calls (from Roberts, Ercanbrack, Christian, McCann, Kreidel, Despard, etc.), please involve Suhail to drive the scheduling of executive meetings/calls with customers and prospects but prioritize these calls to target the most urgent ones first. In particular, we want to make sure that we cover any concerns around pending deals to avoid any slippage.

Q. Should we still hand out FileNet Corporation sales collateral or will it be changing to IBM look and feel in the near term?

Keep selling as before. You will be notified of changes to collateral as soon as they become available following the close.

Q. I’m in a competitive deal with IBM. How do I proceed?

Until the close, we are separate companies, so proceed as you would normally and “win” the FileNet deal.

Q. How will FileNet honor IBM purchase agreements prior to the sale?

We will not and cannot do so prior to the sale.

FileNet Confidential

Q. What is the plan about assignment of sales territories and account management of existing customers?

This will be evaluated and discussed at breakout sales meetings. IBM sees value in the employees and the relationships that they have with their account base and do not intend to disrupt this.

Q. Will kick-off still occur in January for the FileNet sales team?

Yes.

Q. Will President’s Club still occur? Has the criteria changed?

The criteria has not changed and FileNet will have its President’s Club.

Q. Should I introduce myself to the local country manager/IBM manager/local IBM team?

While human nature motivates us all to reach out and meet people, we must be cognizant of the fact that until the transaction is approved in all countries, FileNet and IBM remain as separate companies. You should continue to operate business as usual. There will be adequate time if the transaction is approved for FileNet and IBM to meet.

Q. What changes will there be to the sales goals for this quarter and this year?

None.

Q. Will there be changes to any special sales contests which were announced for 3Q?

Yes, please look for a separate announcement.

Q. If I have a big/bigger discount with IBM, why should a customer buy now and not just wait until the sale closes?

It may be that your purchasing person is trying to negotiate with you because – based on competitive data from our sales force – we know that IBM typically offers discounts to a finite set of products and it’s rarely greater than 35 percent. In other words, Q3 may be the best time to buy FileNet products because after the close, the IBM discounting rules will be the norm.

Q. Will DLI (Development Lifecycle Initiative) and other initiatives continue?

Until the close, it is business as usual. Our FileNet initiatives are an important aspect of the success of our business. As would be expected, FileNet initiatives’ applicability and compatibility with existing IBM initiatives will be assessed during the transition.

Q. Will I be paid now for selling IBM software?

Details related to the software sales portfolio will be communicated after the transaction is closed. Until that time, FileNet sales teams should continue to sell and compete for business as usual.

Q. Since there is overlap between IBM and FileNet account coverage, am I at risk of losing my job?

The focus of this announcement is on GROWTH. There is no intention of eliminating any sales jobs. Sales specialists should continue to focus on doing their jobs well.

FileNet Confidential

Q. Will I be responsible for the same clients as I am today?

There is no change for the remainder of 2006. The goal over time is to maintain the strongest client relationships possible. FileNet and IBM are merging sales forces in 2007, so there will be situations where there is overlap. The FileNet and IBM sales leadership teams will work to create a merged organization which protects client relationships and allows for growth in new business areas.

Q. Where will I work? Will my FileNet office stay open?

Work is underway to assess the existing FileNet real estate contracts and the available IBM/FileNet work locations. Sales personnel should continue to work in their existing work locations, business as usual.

Q. Will FileNet solutions, partners and employees be represented in the IBM Information On-Demand event in October?

The extent of participation is dependent upon the status of the acquisition approval. If the IBM/FileNet transaction is still pending stockholder or regulatory approval, then representation at the IBM event will be very limited. If the transaction has closed, then FileNet solutions, partners and employees will have a strong presence in the event, as FileNet and IBM clients will clearly want to understand the implications and value of this acquisition.

Q. Will IBM solutions, partners and employees be represented in the FileNet UserNet event in November?

Yes, subject to availability of space and time on the already published agenda of events. Assuming the transaction has closed, as FileNet and IBM clients will clearly want to understand the implications and value of this acquisition.

Q. Will we be supplied with communications and standard responses to present to our customers?

Yes, in addition to the master FAQ, Marketing Communications is working closely with Sales management to provide ongoing sales support and specialized tools.

FileNet Confidential

SERVICES

Q. What happens to FileNet’s relationships with Accenture, Bearing Point and other GSIs, given the competitive relationship with BCS/IGS?

We expect these partnerships to be continued and enhanced, as these GSIs are important, skilled providers of business and technical consulting services in FileNet content management sales. We will be increasing our investments in our partners and GSIs as we grow the combined business.

Q. What happens to FileNet Services personnel? Will PS become a part of IBM GS?

FileNet Professional Services will continue as is under Dave Despard and be tightly aligned to the content management products sales team. IBM has divisional product-centric PS teams in place already today, and the FileNet PS team will be an extension of in place resources at IBM. The FileNet Professional Services organization is highly valued part of FileNet clients’ success and provides deep product knowledge around the FileNet offerings, and will remain focused on FileNet products core installation and educational services, in conjunction with FileNet Business Partner solution deployments.

Q. How will the organizational setup change in the services model?

There are no changes to the services model planned at this time. We will continue to operate as we do today. Services will continue to be run by Bill Kreidler and Dave Despard.

Q. Will the FileNet Technical Advisory Councils and Product Technical Advisory Groups continue to meet?

Client feedback and these relationships are critical, and while these programs may evolve somewhat moving forward, these vehicles for obtaining key client feedback will remain an important part of our joint business.

Q. Will FileNet Corporation client support remain separate?

FileNet clients will see no immediate change in the way they access services and support. Clients should continue to follow their current client support procedures.

The following are slides that were provided to FileNet employees on August 14, 2006:

Special Employee Meeting Monday, August 14, 2006

Lee Roberts FileNet Chairman and CEO

Thank You!
Thank You!
•
FileNet is at the top of its game
•
Viewed as a clear industry leader
•
Tremendous execution of our
business strategy
•
Leadership in enterprise
deployments
•
Leadership in Products/Solutions
and integration of ECM and BPM
•
Quarter after quarter of record-
breaking performance
Strictly FileNet Confidential
Strictly FileNet Confidential

~$1 Billion R&D
~$1 Billion R&D
1982 - 1995
1982 - 1995
Imaging
Workflow
Electronic
Document
Management
Imaging
Workflow
Electronic
Document
Management
2003 - 2006
Enterprise
Content
Management
2003 - 2006
Enterprise
Content
Management
24 Years of Innovation & Leadership
24 Years of Innovation & Leadership
1997
1997
Content
Management
Content
Management
Process &
Content
Management
Process &
Content
Management
2000
2000
1998
1998
Integrated
Document
Management
Integrated
Document
Management
Strictly FileNet Confidential
Strictly FileNet Confidential

What Drove the Decision?
What Drove the Decision?
•
Strength and success of
FileNet
•
Accelerate growth and faster
execution of our vision
•
Common cultures and vision
•
Right time, right company
•
In the best interests of our
shareholders, customers,
partners and people
•
This is about GROWTH and
LEADERSHIP
Strictly FileNet Confidential
Strictly FileNet Confidential

We Wanted to be a $1 Billion Business…
We Wanted to be a $1 Billion Business…
•
Absolute market and thought
leadership
•
Combined revenues in the
range of $840M
•
More than 3,000 employees
with 1,200+ in development
•
Almost double our sales
coverage
•
Can accelerate growth
organically and with
additional M&A
Strictly FileNet Confidential
Strictly FileNet Confidential

Why IBM for FileNet’s Future?
Why IBM for FileNet’s Future?
•
A winning combination that will
accelerate our dreams and
aspirations
•
Similar vision and a bigger future
together
•
IBM brings complementary
product lines and technologies
that will benefit our customers and
partners
•
IBM is an industry leading,
financially strong partner with
similar values with respect to
employee, customer, partner and
community relationships
•
Greater investment in our
business:
•
product development
•
ISV community development
•
new market penetration
Strictly FileNet Confidential
Strictly FileNet Confidential

Why IBM for FileNet’s Future?
Why IBM for FileNet’s Future?
•
IBM is committed to growing its
Information on Demand business
dramatically
•
Customers are demanding an
increasing pace of innovation and
together, we can better meet these
demands.
•
The increasing importance of
Content-Centric BPM in the ECM
market and as a part of the
broader BPM continuum
•
This combination will bring a
broader set of capabilities to meet
our customers’ most challenging
requirements
Strictly FileNet Confidential
Strictly FileNet Confidential

What Does this Mean for FileNet?
What Does this Mean for FileNet?
•
FileNet’s senior management
team will join the combined
business
•
All FileNet product lines will
be retained alongside IBM
products
•
The combined business will
be a large, healthy, enterprise
software operation with more
than 3,000 people
Strictly FileNet Confidential
Strictly FileNet Confidential

FileNet & IBM
FileNet & IBM
•
FileNet will be merged with IBM’s
Content Management business to
create a single business
•
We will become part of IBM’s
Information Management Division
in the Software Group
•
Very strong focus on solutions,
establishing ECM as a strategic
customer platform
•
Continued focus on partners…key
to our success
•
Upon closing, the combined entity
will offer the richest portfolio of
capabilities to all customers
Strictly FileNet Confidential
Strictly FileNet Confidential

What Does This Mean for You?
What Does This Mean for You?
•
Expanded career and skills
development opportunities
combined with an enhanced
benefits program
•
Opportunity to be a part of one of
the largest and most respected
corporations in the world
•
A world-renowned environment of
innovation, R&D and technology
leadership
•
Affiliation with an organization
known for its contributions to its
employees lives and their
communities
Strictly FileNet Confidential
Strictly FileNet Confidential

What Does This Mean for FileNet Customers & Partners?
What Does This Mean for FileNet Customers & Partners?
•
We will be better able to meet our
customers’ long-term needs in
combination with IBM than as a
stand-alone business
•
More resources will be available to
support customers and partners to
deploy our BPM and ECM
solutions
•
Increased innovation and industry-
focused content management
solutions, enabling our customers
and partners to become more
efficient and competitive
Strictly FileNet Confidential
Strictly FileNet Confidential

Putting it All Together
Putting it All Together
•
Project “Nassau: Italy & France”
•
Key FileNet participants:
•
Karl Doyle, Peggy Thorpe, Greg
Witter, Dot Whitaker
•
Jim Ahumada, Fred Dillon, Peter
Ching
•
+ 15 others working around the
clock, 24x7 for weeks
•
Engineering Documentation, Demos
and Code Review
•
Lauren Mayes, Mike McCoy
•
John Murphy, Joe Fiedler
Strictly FileNet Confidential
Strictly FileNet Confidential

IBM Information Management Software © 2006 IBM Corporation Steve Mills, Senior Vice President & Group Executive Software Group

Special Employee Meeting Monday, August 14, 2006

IBM Information Management Software © 2006 IBM Corporation Ambuj Goyal General Manager, Information Management Software

© IBM Corporation IBM Information Management Software FILENET and IBM Unite For Growth People, Technology, Experience…One Team = Value to Our Clients

© IBM Corporation
IBM Information Management Software
Competitive Pressures: Content must
be leveraged in business processes
Compliance: Content must be
leveraged in meeting regulatory, security,
and audit controls
Information Proliferation: Creating
value from ever-growing volumes of
information, 85% is unstructured
Efficiency: Platform standardization
decisions for ECM to increase
operational efficiency
Content Management is Front-of-mind in Business
-
Together IBM and FileNet can Deliver Value to Our Clients Much Faster
Sources:  IBM & Industry Studies
79% of companies have 2
or more repositories; 25%
have 15 or more
79% of companies have 2
or more repositories; 25%
have 15 or more
Over 60% of CEOs believe
their organizations need to
do a better job leveraging
information
Over 60% of CEOs believe
their organizations need to
do a better job leveraging
information

© IBM Corporation
IBM Information Management Software
Software in IBM
$13.9B $15.8B IBM Software
$36.4B $91.1B IBM Total
Gross Profit Revenue
IBM Revenue
IBM Gross Profit
Software Software
Services, HW… Services, HW…
Source:  IBM 2005 earnings report

© IBM Corporation
IBM Information Management Software
Middleware Software is a Large Opportunity for IBM
Development Tools
& Languages
$10B
3% CGR
Systems
Management
$26B
6% CGR
Messaging,
Collaboration
and e-Learning
$6B
7% CGR
Information
Management
$29B
6% CGR
Transaction Management
and Integration
$12B
4% CGR
Source:  GMV 1H06 / IBM analysis based on Industry Reports / Market Research, 1/06

© IBM Corporation
IBM Information Management Software
Middleware Software is a Large Opportunity for IBM
Development Tools
& Languages
$10B
3% CGR
Systems
Management
$26B
6% CGR
Messaging,
Collaboration
and e-Learning
$6B
7% CGR
Information
Management
$29B
6% CGR
Transaction Management
and Integration
$12B
4% CGR
Source:  GMV 1H06 / IBM analysis based on Industry Reports / Market Research, 1/06
- Databases
- Content
- Integration
- Master Data

© IBM Corporation
IBM Information Management Software
We Are a Technology Company
2006 Development Spending
Software Products
Software Patents
Development
IBM Fellows
Distinguished Engineers
Senior Technical Staff Members
Field Technical
Software Certified IT Architects
Certified IT Specialists
Lab Services
Lab Person Years on Customer Engagements
$2.6B
13,206 (600 Product Families)
12,500+
23,000
11
77
257
4,000
350
1,644
3,300
4,000

© IBM Corporation IBM Information Management Software Who We Are: IBM Software Group (SWG) Years of IBM Employment 5 – 10 10 – 15 15 – 20 20+ < 5 Years 46% 27% 4% 7% 16% Median = 5.8 years

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23,000 Developers
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57 Major* R&D Locations
•
23,000 Developers
*  163 Additional Smaller R&D Locations
14,000 Developers
14,000 Developers
4,000 Developers
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5,000 Developers
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IBM Software Group
Major* R&D Locations

© IBM Corporation IBM Information Management Software Together, our potential has no bounds… FILENET and IBM Unite For Growth People, Technology, Experience…One Team

© IBM Corporation IBM Information Management Software

IBM Information Management Software © 2006 IBM Corporation IBM Human Resources Deborah Butters, Director, HR, Information Management, SWG

© IBM Corporation
IBM Information Management Software
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57 Major* R&D Locations
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*  163 Additional Smaller R&D Locations
14,000 Developers
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training
2004
Top 100 IBM
Takes the Top Spot

100 WORKING MOTHER BEST COMPANIES

2003 HISPANIC CORPORATE 100

THE ONE HUNDRED COMPANIES PROVIDING THE MOST OPPORTUNITIES TO HISPANICS

NSBE
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IBM ON TOP AGAIN
RACISM IN CORPORATE AMERICA:
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2003

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IBM Information Management Software
Our Benefits
IBM Benefits provide a highly competitive
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Broad medical, dental & vision
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Employee flexibility / choices
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© IBM Corporation
IBM Information Management Software
You are critical to our combined success
We are counting on your personal
leadership and dedication
You have the knowledge, skills, and
expertise to fight the competition
Business needs continue, your focus
is necessary to ensure a smooth
transition through the anticipated
closing
We are committed to thoughtfully
managing your transition into IBM
IBM will manage all aspects of the
transition with your involvement and
in full respect of all the different legal,
regulatory and country rules and
procedures that apply

Janet Randolph FileNet Vice President, Human Resources

Employee Communications Plan
Employee Communications Plan
•
FACTS (FileNet Acquisition
Communication & Training Site) on
FileNet now!, this afternoon
•
Your one-stop source for
everything related to the pending
acquisition
•
FAQs, employee information,
customer and partner
materials, product questions,
etc.
•
You can easily access FACTS by
clicking on this logo  from the
main home page of FileNet now!
Strictly FileNet Confidential
Strictly FileNet Confidential

Employee Communications Plan
Employee Communications Plan
•
The WebEx recording of this
meeting will be available Tuesday,
August 15
•
IBM HR team will hold benefits
meetings with US employees in
Costa Mesa starting Monday,
August 21
Strictly FileNet Confidential
Strictly FileNet Confidential

Employee Communications Plan
Employee Communications Plan
•
FileNet executives will hold
additional information sessions
and members of local IBM HR
teams will provide a benefits
summary at each meeting:
•
Kirkland, August 15 (includes
VDC), 10:30 am
•
Edmonton, August 16, 10:00 am
•
Dublin, August 21
•
London, August 22
•
Rome, August 23
•
Bad Homburg, August 24
Strictly FileNet Confidential
Strictly FileNet Confidential

We Want to Hear From You
We Want to Hear From You
•
To ask questions regarding FileNet operations, send an email to
To_ibm@filenet.com
•
Members of the HR team will deploy questions to the appropriate
“owner” in the organization
•
The FileNet FAQs will be updated with questions on an ongoing basis and can be accessed via FileNet now!
•
To ask questions about “post close” topics (such as benefits,
IBM policies, etc.), send an email to AskFileN@us.ibm.com
for US employees only.  An additional email address will be
created for employees outside the US.
•
IBM will coordinate with FileNet to reply with answers
•
To give feedback, make comments or suggestions:
comments@filenet.com
Strictly FileNet Confidential
Strictly FileNet Confidential

Lee Roberts FileNet Chairman and CEO

During the Next 60 Days
During the Next 60 Days
•
Detailed operational and integration
planning:
•
Integration Kick-off meeting –
Costa Mesa, August 29-31
•
Remain focused on our business
objectives across the company
•
Plan to finalize transaction in Q4,
subject to regulatory & shareholder
approval
•
Use the communication lines
available, including your manager, to
ask questions
Strictly FileNet Confidential
Strictly FileNet Confidential

Q & A

Important Information
Important Information
•
FileNet remains an independent, publicly
traded company until the acquisition
closes. Until closing, IBM and FileNet are
two separate companies and we must
operate independently
•
In general, IBM and FileNet are allowed to
plan for integration of operations and
personnel but we are not allowed to
implement the integration.
•
Information shared in this meeting should
be considered strictly confidential
to
FileNet Corporation unless it has been
made public via press releases or other
public statements
Strictly FileNet Confidential
Strictly FileNet Confidential

Thank You
Additional Information about the Acquisition and Where to Find It
A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed acquisition of FileNet Corporation by IBM.  FileNet Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of FileNet Corporation are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about FileNet
Corporation, IBM and the proposed transaction.  Investors may obtain a free copy of these materials (when they are available) and other documents filed by FileNet Corporation with the Securities and Exchange Commission at the SEC's website at www.sec.gov, at FileNet Corporation's website at www.filenet.com or by sending a written request to FileNet
Corporation at 3565 Harbor Blvd., Costa Mesa, California 92626, attention:  Chief Legal Officer. FileNet Corporation and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FileNet Corporation's stockholders in connection with the proposed transaction is set forth in the proxy statement for FileNet Corporation's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.

The following is the transcript of a call held with FileNet employees on August 14, 2006:

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

FILENET

Moderator: Lee Roberts

August 14, 2006

12:00 pm CT

Man:	Ladies and gentlemen, please welcome FileNet’s Chairman of the Board and Chief Executive Officer, Lee Roberts.

Lee Roberts:	Good morning. Can you hear me okay? Did you have a nice weekend? Yeah.

Well this is obviously a very important day. I know some of us had a little more time to digest this than others but I think very significant day in the history of the company.

In my view, kind of the end of the beginning. You know, we’ve spent 23 years together with a vision and I think we’ve demonstrated as you know, market leadership and executing that vision particularly with P8 and now we’re about to start a new stage of the company combining forces with IBM to help us accelerate what we’ve been trying to do and that’s get customers to adopt our products as industry standards, to grow our business significantly and I think this is a fantastic move for everyone.

And, you know, obviously IBM’s a little bit in my genes so I might be a little biased but I can tell you, if I had to pick one place for us to be it was easy to pick IBM.

So with that, before we get into the details I just wanted to say thank you. Recently we obviously announced our second quarter results and from my perspective, you know, the best time for an action like this is when you’re at the top of your game and, you know, we certainly are.

If you take a look at, from any perspective whether you look at Gartner, (Meda), IDC, we’re viewed as industry leaders. When you take a look at, you

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

know, what we’ve done in terms of execution whether its in development or customer support or sales, you know, we’ve executed consistently and won the lion’s share of all of the enterprise decisions over the last 12 months with major customers, even against our new owners.

And I think we’ve demonstrated most of all kind of a commitment to our vision. If you think back to when the company was founded with Ted Smith and what we tried to do around imaging and workflow, we’ve never deviated from our roots. All we’ve done is kind of expanded our strategy to accommodate changes in the marketplace.

And then if you look at the financial results that we’ve delivered I want to thank Ron and Phil and all of the sales guys here for the job they’ve done but we put up what, three – four record quarters. We’ve gone from 8%, 10% growth to what, 17% software growth in Q1, 19% software growth in Q2, 20% software growth in Q3 I hope?

And we’ve also demonstrated that we can do that while investing heavily in R&D and also generating a good return for our shareholders with record profits and record return to our investors.

So my hat’s off to all of you. I want to thank you very much and I suspect that these are some of the reasons why IBM gave me that call on May 22. So thank you.

You know, just a little bit of history. I mean a lot of us have been around for a long time. I wish Ted was here today. For all of us that know Ted who had the vision and foresight to create the company 24 years ago and if you think about what we’ve done, you know, we started off; we’ve always been a leader. And we pioneered imaging, we pioneered workflow and then over time we integrated document management, WCM, we took workflow to BPM and then we introduced P8 which I think was probably one of the most strategic decisions we made.

And when you think back to when we made that decision and we parked $300 million over the development team to build it, that was the very quarter that the Internet bubble burst. That was when everybody’s revenues got cut in half but we had the courage of our convictions to invest in that product and I believe that is really what has us here today.

And it’s also what’s made us the market leader so I want to thank everyone for the vision and foresight that went into that product and I particularly want to thank the development team and Kim, I want to thank you in advance for 4.0 which I think is scheduled to ship what, on October 16?

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

So what drove, you know, this decision? The reality is, you know, in transactions like this they usually occur one of two ways. Either the company is out looking to be acquired or someone calls. And the reality is, we were not out looking to be acquired. In fact when the call came to me I happened to be overlooking the Mediterranean one night exactly nine years to the day that I joined the company.

And we were actually on the phone looking at making a series of acquisitions of our own. In fact, Karl and Sam were up to their eyeballs in those transactions so when the call came it was a little bit of a surprise. And at first I had to, you know, really check to see whether IBM was serious or not and I very quickly found out they were and so we engaged in a series of discussions that gradually involved more and more people over time.

But what drove the decision from my perspective was all about growth. You know, we did this based on strength of the company and also our view of the value of the combination of the two companies. And when you take a look at IBM and those of you that have been there before know this and others of you will find out, is the cultures of the company are very similar.

One of the things that impressed me and I know it impressed Sam and Karl was every meeting that we ever had with IBM almost the first thing that came up was our people. And the fact that IBM wasn’t buying a company or reels of software, what they were buying was 1800 people and every single meeting that we went to was always focused around the people, the value that we bring and making sure that all of us come over and join IBM so that we can execute the strategy that we’ve all talked about.

And I will tell you that is dramatically different than what other companies do. Lots of other companies, they worry more about, you know, how can I cut 500 or 600 people and drive profit to the bottom line. IBM’s focus was all around how do we grow this market.

So I think we’re teaming up with a company that has exactly the same perspective as us. You know, I remember a year or two ago I used to sneak in to listen to (Janet Ferna) who was (unintelligible) predecessor, speak at Wall Street conference because, you know, it’s always fun to go listen to the competition particularly and see, bring a doggie bag in for those meetings. But when I watched (Janet) speak and you looked at IBM’s view of what they wanted to do, it looked exactly like our charts. I mean 99% the same.

So we’re bringing two companies together that have common visions and common cultures and those are the two key indicators usually of what makes a successful acquisition.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

From my perspective it’s the right time to do it. I mean you’ve seen what’s going on in the market, continues to contract. I think what we deliver our customer is becoming more and more of an information stack so customers are looking increasingly to buy all these products and capabilities from one entity.

And I think the ability for us to integrate our product on top of IBM’s stack but at the same time continue to sell our products universally across all platforms is really a positive thing for us and it’s very good for both our customers and our partners. So to me this acquisition is all about one word – growth – and it’s all about acceleration.

You know, we’ve talked a lot in the past about wanting to be $1 billion company. I know that’s why Dave joined us, right, Dave? So I found a way to do it fast. So instead of doing it through a series of acquisitions and taking four or five years literally when we combine we’ll be pretty close, about $840 million for this calendar year and I have no doubt that when we hand out the quotas they’ll probably be over $1 billion so my guess in next year we’ll be over $1 billion business.

So we did it, Dave.

The other thing is that when we combine forces, you know, we’re going to be a much bigger entity so IBM’s got 13,000 customers using their products, we have 4300 using ours. Obviously IBM has got tremendous bandwidth around the world. You think about for a long time we’ve talked about how do we break into places like Japan and China and it’s always a challenge because we never have enough money to invest.

Well, IBM’s there. So overnight we’ve going to be able to get into markets that we’ve been trying to get into for a long time which will accelerate growth.

We’ll have a development team when you combine this from our 600 and IBM’s 600 to 700 people, over 1200 people developing products. So I’d like to line that up against EMC any day.

And I think when you take a look at the sales force we’re going to basically double the coverage that we have in the field both in terms of sales and technical support. So we’re going to be able to reach more customers, we’re going to be able to go deeper with our existing customers faster and I think that’s all going to generate an acceleration, you know, in the combined business.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

So I’ve kind of talked to this already but, you know, why IBM? Well, first of all they called. And second of all, it’s absolutely the right thing to do. We reviewed this with the board many times and I think this combination really provides a platform for us to achieve what we want to do and at the same time obviously IBM is a much bigger company. They have more investment dollars so hopefully we’ll be able to invest more into our business.

You know, we’re going to keep the business headquartered here in Costa Mesa which I think is a great thing for the community, it’s a great thing for all of you. So there’s not planes outside ready to take you to Armonk. So we’re going to stay here in California and surf in the early mornings, right, Karl? Chase those great whites.

But also IBM brings complementary products so IBM’s got a rich set of products, we have a rich set of products. We’re going to continue to sell both, we’re going to look for ways to cross-sell those products. For those of you that know (Unintelligible), a product IBM calls ICE, we’re going to be able to use that to integrate our products and sell those so where a customer may have an IBM implementation and wants to (unintelligible) that product, then we can use ICE to do that or the reverse.

And I don’t have to tell you about, you know, IBM’s position in the marketplace. It’s consistently viewed as one of the top places to work so they also have huge horsepower. You know, they’ve over 3000 people in their research division. I think IBM has more Nobel price winners than any company on the planet – they have four of them, right? And we have one, right? So now it’s five.

But, you know, obviously we’re going to be able to invest in the business faster and, you know, an area where I think that’s particularly important is our ability now to go out and attract ISPs to develop to our platform and build applications which allow us to be more solutions oriented.

And as you know, IBM’s got a grander strategy than just what we have. IBM’s been selling information on demand – you’ll hear more about that from (Unintelligible) in a minute. But we’re going to fit nicely into that strategy so we’re going to be able to go out and help drive solutions, fit into IBM’s overall business strategy but at the same time, execute our vision.

We’re not going to deviate from what we’ve been doing. We’re now just going to nest ourselves into a larger solution stack that we deliver to our customers.

In terms of what does it mean for us? Well, quite frankly in my view it’s going to be better for everybody. We’re going to change. It’s going to be a

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

little bit different in some respects but the reality is that the whole management team has signed up and come over so all the people that you know and love or don’t love will still be with you. You know, I don’t see that we’ll have any significant changes in that area.

We’re going to combine both the IBM business and our business together obviously so we’re going to have IBM managers along with FileNet managers and I think that’ll be a positive thing, create synergies between the two businesses.

As I said, we’re going to maintain both product lines so one of the key things – the challenges for Ron and for the IBM team is going to be to articulate this to our customers in the short-term but it makes absolute sense to keep both product lines and integrate them together at the back end and be able to continue to protect the customer’s investment.

I touched on most of these points. I mean from my perspective, you know, it’s about strength and it’s about investments, about leadership, it’s about growth. You know, on a local level we’ve talked about this. It’s about maintaining the relationship that we have here in the community and also with our customers.

What does it mean to you? That’s the first question that I thought of and at the end of the day you read all the press releases and say well, $2.1 billion. By the way (unintelligible) some more money. Unfortunately I guess those are Aussie dollars, Sam. I know you would have caught that otherwise.

But, you know, the reality is for you this is fantastic. And you’ll see in a little while we’ll go over our 60-day plan but we’re going to be able to do things for you that we couldn’t do when we were just FileNet. When you take a look at IBM’s benefits, when you take a look at the kinds of things that IBM can do for you in terms of career growth, when you take a look at the opportunities that we’ll have significantly larger than we as a company could provide and I won’t go into those now but we’re going to spend some time here on the (unintelligible) and then over the course of this week I think we have five or six HR professionals here from IBM. We’ll take you through that.

But when you take a look at things like, you know, tuition reimbursement, when you take a look at things like 401K, when you take a look at insurance and growth benefit – all of those are substantially better and I think you’re going to be very pleased with those.

And for those of you that are mobile, there’s all kinds of opportunities in IBM. So if you don’t mind moving somewhere else in the world and you want to grow, you’ll be able to do that. You won’t have to stay strictly in this business; you’ll be able to go and do other things.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

In terms of what does it mean for our customers and partners? You know, I think for our customers they’re going to love it because the reality is, our 4300 customers are IBM’s 4300 customers, right? Now IBM has a bigger throat to choke, our customers have a bigger throat to choke but the reality is we have all of the products in one stack and I think from a customer perspective they’re going to see deeper expertise, more support, more capability, everything brought together through one company.

And also we’ll be able to leverage one partner that we haven’t leveraged as much in the past and that’s IGS. So the first key thing that Ron and I wanted to do was make sure that our partners at Accenture and Bearing Point and (Cass) and (HS Origin) were comfortable and we’re in the process of making sure they are and the first reaction is good.

The second thing is now we’ll be able to work with 140,000 person strong consulting team. And as you know, in the past we haven’t always married up with IBM on the front side because we were always worried they were going to substitute their products? We won’t have to worry about anymore. So now we’ll be able to go to market with the largest services provider in the world plus the current partners which I think also then deliver great strength to our customers.

So just to close this off and then I want to introduce Steve Mills and (Ambuj) to talk a little bit about this from their perspective, I wanted to thank a few people. You know, for those of you that haven’t been involved, this is quite a long arduous process and it started, as I said, on May 22 and kind of picked up pace and over that period of time got to a point where 20 to 25 people literally were working around the clock seven days a week for weeks.

We kept this secret a long time based on the stock price probably not rightfully in but for a long time and I want to thank everybody for their hard work. I particularly want to thank Karl Doyle – Karl, stand up.

Karl honchoed this from the beginning and really kind of put the team together and really led the effort. I just sat around and worried; Karl did the work.

You know,(Peg Thorpe) – (Peg)? (Peg) had an interesting challenge. There was this thing called quarter-end that was going on right in the middle of this process so if you can imagine one day 70 IBM’ers descended on Orange County to want to know everything about our business – it happened to be right on top of our earnings announcement. So I don’t exactly know how (Peg) did all that but I want to thank (Peg) for her fantastic effort.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

(Greg Witter) – (Greg), I want to thank (Greg) also for doing a tremendous job. Not to single out everyone else but I would tell you that those three people really dedicated a huge amount of time, spend hours away from home – your wife talking to you, Karl? No? She get the flowers? That’s good. Those are from me.

But there are other people too. You know, (Dot Whittaker), (Jim Amato), (Fred Dillon), (Peter Chang) at the end I think never left the office, right? And then of course, you know, in development (Loren Mays), (Mike McCoy), (John Murphy), (Joe Fiedler) did all the drill-down so that IBM could really understand the product.

And I want to thank these two guys right here. Of course they get paid to do it but Sam and Phil Maynard who put in countless hours also to get this done.

So in wrap-up my view here is this is not the end, it’s the beginning. This is an opportunity now for us to really accelerate the execution and the vision we have. And when we go out now and we talk to the customers about what we want to do, we have the muscle of IBM behind us and I think that’s going to make a huge difference.

I think this transaction also signals to the market that, you know, this is really ready for real time. And I think we’re going to see more customers stepping up to the plate doing more ELA’s that’ll drive more revenue.

Obviously there are a lot of unanswered questions. We’re going to try to answer those questions as quickly as we can. The key message that I would give all of you is the one I gave you last week which is you’ve got a job, IBM wants you to stay, we all want you to stay. So let’s focus on execution.

And with that I’d like to introduce Steve Mills. Steve is the General Manager for IBM’s software business. I think it’s about $14.5 billion. So that is a huge business and he’s got a videotape.

Steve Mills: I extend my welcome or at least my first welcome to all the members of the FileNet team. We’re very excited about the announcement that we’re making. Of course we have some work to do and processes to get through before you’re fully a part of the IBM team but this is certainly an important event both for us and for you in terms of announcing our intent to have you become part of our IBM business.

Let me say a few words about the software business and try to position it broadly for you, help a little bit with understanding what our motivations are and what we’re thinking about for the future.

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

I know you’re going to hear a lot from Lee and from (Unintelligible) about the whole view we have of where we’re going with enterprise content management and the software business more broadly but I thought I’d want to add a few of my thoughts and ideas here to help you understand better what our business is all about.

IBM is deeply invested in the software business. IBM is in fact an $18-plus billion software company. There are nearly 50,000 people that are involved with software around the world. That includes all of our development laboratories of which there are dozens, that includes our customer facing field team of which there are some 15,000 when you look at our sales reps, technical support, lab services structures and of course we have marketing and finance and all the other usual activities around the software business.

Software is a key part of the IBM company. This past year in 2005 software delivered some 37% of IBM’s profits and you would hear from Sam Palmisano on this topic, he would tell you that our software business along with our services business and hardware business sort of represents the three major pillars of the IBM company and what we’re trying to drive strategically.

As I said, the software business is a large business, it’s a growing business. Our key branded middleware products have been growing in fact double-digits over the last few years.

We’ve done a lot of acquisitions; over 30 just in the last 5 years. So we’ve been growing this business, increasing the number of people, participation, partners, relationship, customers – this is an important part of the IBM company and we’re pleased that you’re going to be joining us here as we complete the FileNet transaction.

I want to emphasize that this is very much about joining. I think we share a common vision of customer support, customer service and I know Lee has built a strong culture based around customer support and customer service. We care about customer outcome, customer success. I think we share a lot in common from a cultural perspective.

And we have a unique opportunity as we come together around enterprise content management and look at the breadth of possibilities that come from combining IBM’s capabilities and FileNet’s capabilities into one common structure. We can serve more application spaces, we can serve more customers, we can bring more capability both from a technology perspective as well as an industry knowledge perspective to make the combined business much more successful.

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

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I am very very pleased about this, I’m very excited about what the possibilities are. I think it puts us in a very strong position to deliver what customers are looking for. I think it does a lot to enhance the market leadership that you’ve been building in FileNet as well as we have been building in the IBM company.

So again I’d like to offer my initial welcome. We look forward to completing the transaction and then being able to bring our teams more closely together to realize the promise of the vision of a common, very successful enterprise content management system. Thank you very much.

Lee Roberts:

One thing I want to make sure I emphasize before I introduce our new boss is that, you know, between now and the time the deal closes which is going to be somewhere, you know, in the October 1 to 15 range, we have to operate as separate companies. So what’s been announced is IBM’s intent to acquire the company till it actually closes we’re (unintelligible). So that means you sales guys, you know, I want all the business run, okay?

But obviously over the next couple of months it’s going to be a lot of integration work that goes on, a lot of joint planning. But particularly at the sales level we need to make sure that there’s not any connections between the two firms until that transaction is consummated.

What I’d like to do now is introduce our new boss and someone who I met I think it was June 12 in New York, 590 Madison, and somebody who I have really come to appreciate and someone with tremendous background and experience, spend many years in IBM research and then many years in the IBM software group and it’s Ambuj Goyal who is head of the IBM Information Management Division. Come on up, Ambuj.

Ambuj Goyal:	Thank you. Thank you, Lee.

I’m really proud of my boss and that’s a lesson for Lee. Let me add my welcome to all of you. Lee pointed out, rightly so, that we have announced our intent to acquire the company but over the next few months as all the process work is being done through the regulatory, Justice Department and other shareholder world, that we must operate as independent companies.

But meanwhile we can plan. We have full intent to make sure that this merger happens and we become part of a joint team. So we will continue to work. Of course the sales team is a major, major issue – sales and services – that we need to operate in terms of making sure that we compete as we normally do. And we cooperate in many scenarios as we normally do. Nothing changes but we can plan and the planning process will continue.

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

So let me get into a few of the things that Lee asked me to talk to you about. First, why we did and why I made the call; why we have announced that intent to acquire.

You saw earlier from just the beginning a couple of points I want to make. Those of you remember the first chart over there for Lee; Lee’s name, title? There was a little compass. Do you remember which direction it was pointing to? Northeast so you should have guessed where it was going.

The second thing you must have noticed right in the opening, that something was shutting down. That was SharePoint. As Lee and I got to know each other and I got to know FileNet I’ve been in information management business since August of last year and we had some initial conversations, Lee and I did, in the first few weeks of my job.

But as I got to know FileNet and the content management business, I really realized that there is a difference between what I used to do when I was the head of Lotus unit and I also ran the (Unintelligible) photo business, what we really do in content management when you think about archival retrieval, record management and when we think about an enterprise infrastructure to deal with an amazing amount of growing content which is 80% of it is unstructured, and convert it into business value, there is something different is going on.

This is no longer about collaboration; this is about truly content management, content-centric business processes, compliance and others and there is a tremendous value to be had. This is not just about storage.

And when we think about it, how do we deliver value to our clients? We have to have not only the product lines but a culture of sell and support. This is extremely important. We go to the same customers year after year and ask for business. There are many companies that you come across who not only have the same vision but have the same culture and if the culture is not the same of sell and support, we typically end up in trouble.

And we saw what was happening when you saw largest customers of FileNet like Wells Fargo, State Farm, Zurich Financial Services – you see there is a sell and support culture. Make sure that when we sell, we truly deliver value to our clients and when we see companies standardizing, there are other thousands of companies who want to create an enterprise content management infrastructure.

For this was an opportunity. We could have done a billed strategy would take time. We could have done a partnering strategy which would be problematic in many ways. And the best thing

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Moderator: Lee Roberts

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Confirmation #4421127A

that we could figure out was to make sure that we come together to take the next round of making content management the front and center of the future of our clients’ infrastructure for those content-centric business processes as well as whether its standard compliance oriented needs.

It’s a market which is a $4 billion market, combined business Lee gave you a number combing our sales we’ll be in high teens of market share. But it will give us the capability in terms of our sales people, the services people, the support people and the development team to focus on delivering new value to that line rather than being on the back burner of the decision making process. Now we are getting front end of the decision making process for many of our clients.

So with that, as Lee said – I just follow what Lee says – the first word is growth and it is for growth. Many times we do acquisitions where we fill technology holes; we need a particular technology. Sometimes we do acquisitions in space where we say we are not in a particular space and we want to acquire a company like Rational which is a tools company. We wanted to get in a particular space.

Many times there are new markets that are at the beginning of the S curve. We believe that content management which has over the past 20 years has been growing but it’s now becoming at the beginning of the S curve for growth. Why? Because people want to leverage the content for business value whether there is compliance or content-centric business processes.

This is where it’s going and if we do it now then we have the full opportunity to take advantage of the market shift that is happening. And we together will cause this market shift to happen. In fact some of those reports that have come out will start saying and have said already that this is an in-content management space. This is a game-changing event in the industry.

Now many times we confuse ourselves because we are product people, I am a technology guy by heart, forced to be in a business. I love doing Deep Blue (unintelligible) machines which I did at one point but anyway, now I have to do content management.

We confuse ourselves when we think about products and technology. This is about client value. So you think about what’s the next client value State Farm and Wells Fargo and Zurich Financial creditors need or for that matter, (Unintelligible), (Unintelligible) Prudential who are the IBM clients, need?

I can tell you my clients need content-centric BPM that you guys have developed. We have workflow but not the complete tooling architecture that you have built to be able to deliver significant new value. One could get

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Moderator: Lee Roberts

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confused about overlap in product functionality but at 50,000 feet everything is just a bunch of this or just computer science. When you go down underneath it you say why a company like JP Morgan Chase has deployed both product lines? Because they thought value may be drawn and my sales guy sold two different products.

But if you do deeply understand – well, you saw Ron when he was on the picture and he puts on the glasses and looks at you, he’s so convincing. But you go underneath that and we did that; we looked at 10, 12 (Unintelligible) scenarios and said here’s a clear advantage of fixed scenarios where FileNet products are the (lead with) products, because they absolutely kill that particular (unintelligible).

And same way with IBM. As we mentioned, we have 13,000 customers. Without business value, providing business value, 13,000 customers won’t buy stuff even though IBM has tremendous reach. So we think as we work through Kim Poindexter and my team, (Chuck Kapoor) and (Jonathan Prior) who worked through on the product roadmap, think about what’s the next thing we can sell to Wells Fargo, what’s the next thing we can sell to (Unintelligible), what’s the next thing we can sell and evolve the product lines rather than thinking about just functionality of two because that will get confusing.

So it’s all about value to our clients and it’s all about growth.

The reason we keep saying it’s about growth is because people might worry that what might happen in the future as far as their jobs are concerned. My focus is that whether you are in development, marketing, business development, sales, support, services – wherever you are there is a growth opportunity.

And normally as it happens in these kinds of acquisitions there’s some overlap in G&A and by the time the close happens we will talk to individual people who are in the G&A (unintelligible), we will have that discussion with them and see where the overlaps are and then we will work hard to find positions for them in IBM.

So there will be scuttlebutt, EMC is looking out. Those of you who watch the message boards I did and, you know, EMC had one of the worst quarters last quarter. What a contrast to FileNet. In fact EMC preannounced and the message board said EMC did not need this today, what IBM just said, IBM and FileNet have said.

So it is important for us that EMC would be looking out in the marketplace. They’ll be our competition which will be creating scuttlebutt and

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Moderator: Lee Roberts

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Confirmation #4421127A

(unintelligible). Talk to your management. Continue to talk to your management. The teams are working extremely well together and just like Lee said, there is a team of many people from FileNet and the team of many people from IBM who are working together to make sure that this integration is successful. Our strategy is sound, our direction is sound. Our success will depend upon the trust and the integration that we do.

So there are a couple of people that you should get to know. I will introduce. They’re (Unintelligible), (Lorenzo) – (Lorenzo), are you here? He’s our integration team leader. (Lorenzo), (unintelligible) management. (Lorenzo) will be here. The more he comes over here the more he likes to stay here.

And right out of my room, today I opened the window and the golf course was right there and I said, what am I doing here. But them’s the breaks.

So I do have, I mean Lee has charts, I must have charts so I will walk you through – I will walk you through some of the charts. One of the things people worry about, IBM is big. And yes, IBM is big. We have 350,000 people.

You know, I went to a school, undergraduate school which had 1200 people. And then I joined a large university in the United States which had 54,000 people, the University of Texas – Longhorns, number 1 in football.

You know if we had championships in the past, we used to have purely (unintelligible) the USC always got inside track to the (unintelligible) but if we had championships Texas would have won more often.

But, when you come in there, and you’re amazed—you’re amazed at U.D.—first day. Actually that was my first day in the United States. I’m looking at these buildings and people and it’s just absolutely amazing. It’s just a behemoth. But the days go by and as I’m entering school in the computer science building I have my friend circles and the people I interact with.

As weeks went by, U.D. became smaller for me. And you will find the same over here that there are people in Silicon Valley that, and of course other places, IBM has global sourcing. We have people all over the world in China, in India, in Japan and other places who do development around the world on content management. They will become your colleagues. There are people who are in sales all over the world—services and content. But you will start seeing IBM over a period of time has few sets of people that you interact with on a daily basis.

The second thing—it’s important—the University of Texas is endowed with six to seven oil wells by its alumni. And it’s good to have IBM rich uncles. So I said I want to really make a difference in content management business

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

and Lee and I have this vision of taking the world by storm and really deliver huge value to our client—could I have $2.1 billion please. I don’t know what happen to $500 million. So it shows us that $1.6 billion in many of the titles that $2.1 was Australian dollars by the way. So it’s $1.6 billion U.S., but if you have a good strategy and you think you have taken the market and you have the right place, you have an oil well to go after. So we can, we can have strategies that take these markets.

So let me give you some view. I better move fast here. I have four minutes. I have 15 charts. So can we move? I already talked about that. This is about making a trend of mind—content management becoming trend of mind. You heard some numbers being thrown around about IBM business. IBM total is $91 billion business with a gross profit of $36 billion. IBM software is $15.8 billion externally reported. There are some internal dollars when IBM global services does some software revenue, so you don’t need to get into that, but externally reported, its $16 billion business growing approximately double digit—$13.9 billion worth of profit.

What’s the importance of this? So one part of total profit of IBM reveals the largest profit and the largest profit growth engine, what’s the importance of it? When I joined IBM many, many moons ago—and it’s not 25 years ago, but many years ago—IBM was a hardware company. So hardware analysts looked at us. So if we did well in hardware, we will get good stock price. Then over the 90’s we became a services company. Not that we were not in hardware, but external markets looked at us from a services perspective.

And what’s happening over the last two to three years with this kind of performance, external market is starting to look at us as software business as well. So we are now pillars: hardware, software, services. Our profit growth at approximately 1/3, 1/3, 1/3, and are growth engine is delivering 6% to 7% of revenue growth over $9 billion, so that’s creating a multi-billion dollar business every year and double digit growth in profitability. A model that IBM Company is after, software plays a critical role in it. Head of software is (Steve Meltz). Underneath him there are five brands: systems management, messaging and collaboration, transaction management, development tools and information management.

From a market perspective, information management is the largest business. In fact, within information management there are four segments: database segment; content segment; information integration segment; that is bringing information together, ETL tools and others; and master data, an extremely hard segment 360 degree view of the customer product, an extremely hard segment. Those are the four segments in it and my content business and FileNet business is being combined to create the next billion dollar business.

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

And I was extremely pleased to hear that Lee called out that next year’s quota is $1 billion. I didn’t do it. He did it. I just accept.

We are a technology company. We focus on creating new value—$2.6 billion worth of development spending, approximately high teens it was and people keep asking me whether we will have some consolidation going on in development. The reason it won’t happen is because the E2R is not 25% or 30% in FileNet. FileNet has managed itself extremely well to hide things in the development of E2R, and we have high things E2R. Our business sizes are approximately the same and combined we get to over $800 million business on first day. So it’s about if we grow as the value proposition said—if we continue to grow, every element of our business is in balance.

So if we create a billion dollars worth of business next year, which is another teen 15% growth, there is no good reason that why our technical investment won’t continue to growth the same way—because we are in balance. We are 23,000 employees—field technical. IBM prides itself in field technical people. As I said we have a culture of sell and support. We have technical marketers, services people, support people right in the customer environment so when they call we are there, and you have the similar culture, and that’s where if we grow as planned that’s where the early investments would be done, because people really truly need to understand how we are evolving our product line and value to their customers.

One more chart. IBM is not all old like myself. Software group was formed in 1995, about 3/4 of our people have less than 10 years of service in IBM, and all the other 16% who have 20 plus have reached their (Preeter)’s principle we have promoted them to a level that (unintelligible) their incompetence.

Finally a couple of more things and then I will end. The development people have a lot of fun. You see all these labs all over the place. We believe in getting talent all across the world. Why, because if you have talent only in one place, then you cannot meet the first principle of having our technical people engaged with the times. So, we tend to have distributed development organization, and we truly use technology tools to make sure that we can coordinate across multiple labs as we release the products.

We are not like some other company in the North West who has to have people physically in conscious technologies to develop products. So if you were just going to visit Seattle these few days to visit your labs, now you can travel the world and this is also a career opportunity. Many people in IBM and in FileNet want to go and spend time in other places. Well we want them to spend time in some places.

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Moderator: Lee Roberts

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We are building a content management capability in China. We have some people from Chinese descent who want to go back to China for a few years to be able to build that lab for us, so we can deliver local capability in the marketplace. So again, this is big, but as you get into it, it gets smaller.

So let me just end. Lee said it all. He said together we had a common vision. We are a common culture. More importantly, common culture and we focus one people and we think it’s a market that we believe together we can take it by storm. Thank you very much. Let me introduce (Deb Butters) to you. She’s my Director of Human Resources. She will tell you a few things about our program and how people would be available to you out here for your local support. Deb.

(Deb Butters):

Thanks Ambuj. Good morning and good afternoon to our colleagues overseas. I know we are here with a worldwide audience and I would like to just recognize that. As Ambuj introduced me I am Deb Butters. I am the HR director for information management, worldwide. But I also wanted to introduce you to the other side of me, when I’m not working I’m also a full-time mom with two young children who are home, three and one. And the reason I say that to share a little bit about me is because what happened to all of you on Thursday I’m sure transcended more than just your career aspirations.

I’m sure many of you had calls from distant uncles and aunts who said doesn’t little Michael work at FileNet and you said, “Oh yes.” And so that very question I think that all of us have been asking ourselves, which is what does it mean to me, I think has definitely been paramount for all of you. And we’ll address that today and make sure that you get all the information that you need, but you can make your own decisions around how your future will be here—hopefully with IBM, which is obviously our intent here.

Okay, so it may seem that I bleed blue, but it’s not the case. Prior to IBM, I actually bled yellow, and so everyone is thinking yellow, where did yellow come from. So I was part of the Lotus Development Corporation acquisition. It was one of the first acquisitions IBM did in 1995, so 11 years on. So as you can see, I’m standing here 11 years on, having had some amazing assignments with IBM, including two international assignments. Obviously you can tell the accent isn’t from Brooklyn, New York. I’ve had an assignment in Germany and obviously here in the States and it’s been absolutely wonderful. I really hope that today you all take the fact that you can have an absolutely wonderful career at IBM and, you know standing here I’ve met some amazing, talented people. Those are the things that you take away. You know when you move on from jobs it’s always the people that you remember, and that’s what it is for me, and I certainly hope that’s the case for you.

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Moderator: Lee Roberts

08-14-06/12:00 pm CT

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Okay, so what I’d like to do is just give you a little insight into IBM. You’re going to get to know about a lot about IBM, but just a little insight here. We’re going to talk about IBM’s values and then I will give you a brief overview about compensation benefits and our opportunities at IBM. But I wanted to start here. This is IBM’s values. We have three main values. They are dedication to every client’s success, innovation that matters for our company and for the world, and trust and (unintelligible) for responsibility in all we do. Now do you recognize any of these? Hopefully you will recognize your own code of ethics in here with respect for the individual and obviously the focus on the client. So you’ll see that our values are very close to the values that you have here at FileNet.

Now the way that we developed these values were back in 2003 when we did what we call a world jam. We got loads of people on our intranet and came up and succinct-fully came forward with these three values. They are very important to what we do, and you’ll see this in everything—in all our communications.

Okay, you’ve heard a little bit from Ambuj about IBM as a company—the number of 350,000 keeps coming up there and there must be some secret acquisitions we’re doing, but it’s officially around 330,000 people and obviously 332,000 we hope. And so you’ll see here that we are one of the world’s largest IT research organization with over 3000 scientists and engineers within IBM. We are the biggest provider of IT services and as you can see our services organization makes up about $42 billion of our overall revenue number. We talked about the five now six Nobel laureate winners and then also we have 19 members of the National Academy of Technology, so there’s a lot of talent in IBM, and you’ll hopefully get to meet them.

We saw the slide from Ambuj (unintelligible) you won’t spend time here, but the point being is that you are among particularly our engineers and our software engineer population—you’re among 23,000 people that we have within the software group. You can have a lot of friends out there, so that’s the important thing—and it’s worldwide in nature as you can see. For information management I wanted to point that we do have specific sites that we predominantly reside. We have a huge development site in Silicon Valley which we call Silicon Valley, it’s the now San Jose site. We also have sites in Boston, Massachusetts and then we have sites in Toronto, and China and India, and we also have sites in Germany. That’s predominantly where you’ll find our engineering for information management.

You may also recognize IBM for externally as well in terms of the awards that we have and are obviously very proud of in our past. We always—well last year and the year before—we have been recognized as the number one player in the Training and Organization Magazine. For working mothers, we are in

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the top ten list for 20 years in a row as a company to work for. And in Ireland, for instance, last year we won the Corporate Citizen Award and in Germany we won an award for equal opportunity. So our presence is worldwide and we are recognized for that.

The key thing here is opportunities. I think many of you are sitting here thinking as I did when IBM acquired Lotus at that time I was young in my career. I was an HR professional then, and my organization of HR was worldwide at Lotus was about 20 people and we joined Lotus and the HR organization at that time and since then we’ve done some outsourcing, but we’re 4000 HR professionals. And like you I was fairly daunted by the prospect of what does that mean. Obviously I’ll have a lot of career opportunities, but will anyone kind of know who I am and my contribution. And as you can tell, 11 years on, having had about eight different jobs with IBM, it soon became apparent that, you know, you do get recognized and you can kind of work your way up there very easily and make a career for yourself. So the opportunities are endless.

You’ll hear about that, but I think if I could just give one statistic. The average time spent in an assignment for an IBMer is 18 months. So you know that varies. You can be at a job for a year or you can be on a job for three or four years, but that just gives you a sense how people move their careers within IBM. You spend about 18 months on average in a job. As you move up the organization you spend longer times. But, you know, in your careers you will have a number of different roles which I think you will be excited about. We have both obviously technical career paths, as well as management career paths and individual career paths. So, it is endless from that perspective.

Now in terms of our rewards and our pay for performance philosophy, because this is a worldwide audience I’m not able to give you a lot of detail because it varies by country, bit I did want to give you a high level view of our compensation and our rewards framework within IBM. It’s not that dissimilar from FileNet. We have a target cash bonus for our entire population so you’ll have a safe aspect of your salary and a bonus aspect. For those of you that have—are on commissions, for instance, we have a commission basis for our sales people. We have incentives obviously for our services people. And we have what we call performance bonus for those people that are not in sales and services already have advantage of an incentive. You’ll hear more about the performance bonus aspect of our pay structure. But our pay is based upon performance and I think that is very similar to here at FileNet. You will have a competitive pay structure. IBM works very hard to be competitive in the IT industry and those of you who are top performers will experience the higher aspects of that pay structure. From a band, or job perspective in IBM we have what we call broad bands, so each

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of you after the close —about 60 days after the close in October, each of you will be communicated to around what your band is within IBM. And so a lot of work will take place to make sure we fit you into the right job families and obviously the right pay structures at that time.

Our benefits, again I have to keep this fairly brief in terms of our global audience here today, but essentially you might expect we pride ourselves on some of the best benefits that we can have in the industry, including obviously medical, dental, etc. Here in the U.S. obviously we have a very competitive 401K program, which you’ll get to hear about at the close and up and through now to the close as well with some Q and A’s that we’ll be putting out.

We have extensive work flexibility options and I wanted to specifically call this out because I wanted you to be aware of the fact that 42% of our employees are mobile. They don’t work in a traditional office. So if you kind of work that out pretty quickly that’s over 150,000 people that do not work in offices. Now I know a lot of you may be thinking well I need to move in order to advance my career within IBM and the answer clearly is no, but if you want to there is definitely opportunity.

So, you know, I just wanted you to be rest assured that you don’t necessarily have to move in order to progress your career. There are lots and lots of opportunities that can be done remotely.
So in closing and trying to get us some time back here I did want to just close us with one slide.

It’s funny because I was coming over from—obviously I’m based in New York—flying out yesterday. I wanted to leave you some remarks around what things should I leave you with.

And it just reminded me of a book that I read most recently. It was actually called Double Digit Growth and How Great Companies Achieve It. So you may be thinking boy that’s not an HR book. And no it’s not. It’s actually by an author called Michael Treacy who is a strategist.

And the whole premise of his work was that he studied 20 companies that had experienced, you know, double digit growth. He also studied 20 other companies that had achieved single digit growth.

And out of all the research that he found there was one critical factor and he termed it employee commitment. And the necessary ingredient for double digit growth is with you.

It’s all about how employees get committed to being part of the company,

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how the leadership team that sits in front of us here and the audience here and on the phone how they harness that employee commitment. That is the single most important factor.

And you all work very hard. You’re very successful. That is what we want to harness. We want to harness that passion. We want to harness what you bring every day that has made FileNet the successful company today.

I wanted to also leave you with the Latin term—it’s on of my last notes up here—carpe diem. And for those of you who know it, you know, made famous from the movie Dead Poets Society with Robert (sic) Williams carpe diem means seize the opportunity or seize the day. My last word to you is that I really do hope you seize the opportunity that is ahead of you.

You have a wonderful career with IBM if you choose to do so. And the one thing that we have in common here is that it begins and ends with everyone in this room today and on the phone.

So I certainly hope you will have a great journey with us and I look forward to meeting as many people as I can along this wonderful journey we will have.

Thank you for your time.

At this time I would like to introduce my colleague Janet Randolph VP of HR.

Janet Randolph:	Good morning everyone. What an exciting event.

And (Deb) thanks for those inspirational words. Carpe diem I’m going to start using that a little bit more. And also the book recommendation that sounds great. And that is definitely an approach that we have been taking here at FileNet as far as getting our employees engaged and working with the focus groups.

Just a little bit of background (Deb) and I just became acquainted last week. And during our initial conversation she told me how excited her colleagues at the Somers New York office were about this acquisition, and so it’s not just within, you know, the information management area but also throughout the IBM organization is what she communicated to me. So I’m really pleased about the energy within IBM about this.

My experience with the people that I’ve met at IBM in the diligence process and also planning for the announcement and today has been fantastic.

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They are really interested in our culture. During the diligence process there were several questions asked about this thing or that thing. But the most important part and the part that we spent the most time on was actually our culture and the focus group work.

And I gave a very similar summary to the IBM folks that I did with the employees at our employee meeting in July. And we found that there are so many similarities.

So I just want to echo what Lee said about our culture and Ambuj and also (Deb) that the people and our culture are extremely important to IBM. So I feel very optimistic about our future experience that we’ll be having here in the next period of time, years, weeks, months, days, et cetera.

I also have noticed that there are a lot of people with long terms of experience - more than us - like people with 28 and 30 years of experience with IBM. So that is a value that, you know, has come through to me just in my brief time with FileNet.

So we have a lot of long service employees and IBM has that as well. So I wanted to share that with you.

Okay we are going to be - well one other thing that I would say it is IBM has some really fantastic and progressive people practices. And they have work life balance programs. (Deb) talked about the 42% of employees working from their home in flexible working situations.

But they also creatively use special work forces. So we have a group of integration managers. They’re HR professionals, HR leaders. And they’ve tapped into retired HR leaders who are going to be joining us and helping us with the integration planning process.

We have a couple in the audience today. I’d like to introduce (Mike McGen) and (Jim Lowe). You want to stand and wave? These gentlemen will be with us here for the next few weeks working with all of you and also creating a schedule for benefits meetings. So we’ll be talking about that in just a moment.

Okay, I want to focus a little bit more on communication and what you can expect as far as information that you can look forward to and here we are.

So we’ve established a new Web site. It’s called FileNet Acquisition

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Communication and Training Site called (FACT). And you can get there on now - there’s the puzzle logo. You just click that and there will be information about employee’s information, partner information and customer information. So that will be a good site to continue to check on.

We’ll also have a FAQ document. Actually there’s three FAQ documents. There’s going to be an IBM FAQ HR related document. They’ll be a FileNet FAQ document that’s HR related and then a general FAQ document about the business.

So just go ahead and check out on now. It will be populated with some of the FAQs actually later today.

And this WebEx meeting is being recorded and it will be available throughout the world and right here in Costa Mesa also starting tomorrow.

There’s a regulatory requirement that we need to comply with to transcribe all of the recorded messages that we’re putting together. So there is going to be a little bit of a time delay because of that transcription to making the WebEx available. But it will be available tomorrow.

Also the HR team with (Mike) and (Jim) will be scheduling some benefits meetings for the U.S. employees. And I’ll talk about the outside U.S. employees in just a moment.

Those meetings are going to be held with about 25 FileNet employees each time. So this is a series of meetings that’s going to take place far beyond the starting week which is next week.

And in those meetings we’ll be talking about benefits and paperwork and orientation. There’s going to be some training that will take place. So please, you know, be expecting to be scheduled for one of those meetings.

We are also going to be doing some in person communication with several other locations. Tomorrow we’ll be in Kirkland and the Vancouver Development Center will be joining us there at the Kirkland location of the Bellevue Westin where we will give a similar meeting today explaining the acquisition.

On Wednesday we’re going to Edmonton. Then next week we’ll be in Dublin on Monday and London on Tuesday and Rome on Wednesday and Frankfurt on Thursday - moving really quickly.

But at each of those meetings we will be joined by local IBM HR professionals where we will be able to talk more specifically about

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benefits and employment matters as they relate to the local location.

So you’re getting a lot of information coming to you. But we also want to have information coming from you. So we’ve got a couple of ways that you can ask questions.

The first is to ask questions about internal FileNet operations. We’re two separate companies. You may have questions about what to do in this kind of, you know, post announcement pre close period of time. If you have questions related to those types of things you’re going to send them to to_ibm@FileNet.com.

If you have questions about how things will be with IBM after the close you’re going to send those questions to askfilen@us.ibm.com.

So the first e-mail address which goes to FileNet the members of our HR team are going to be checking that email twice a day and will be deploying questions to the proper owner.

So if the questions is about sales we’re going to send it to (unintelligible) or (Jessica Doss). If it’s about marketing were going to send it to (Martin Christian) and he’ll deploy it.

So we’ll just make sure that the questions are deployed. And then the questions that we can aggregate we’ll be putting on that FAQ that’s posted on the FAQ site. So we’ll do that.

If you’re sending your question to the IBM email box then you’re going to hear directly back from IBM. And they are also setting up an extranet site for us so we can access additional information from them directly.

And not only do we want your questions but we also want your comments. So it’s not just about questions. You may have a reaction or a suggestion or just want to let us know something. And if you do we’ve set up a FileNet email it’s comments@FileNet.com.

So please go ahead and let us know what’s on your mind.

Okay well we are going to have questions and answers during this meeting in just a couple of minutes. But before that I’d like to ask Lee Roberts to come back and talk to us about the next 60 days and what we can expect to happen during this time.

That’s the one thank you.

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Lee Roberts:	Anyway I hope this meeting so far has conveyed to you the enthusiasm and excitement the senior management has for this merger of the two companies.

I mean I think when you can see the IBM executives on the stage the quality that they exhibit, communication skills and the clear love they have of the company, you know, the same we have for FileNet which is why I believe that when we come together this is going to go together very smoothly and seamlessly.

You know, I realize that for a lot of you this is—you’ve had since Thursday to assimilate this and it takes awhile. So we don’t expect everyone to be totally comfortable in five minutes. And you’re going to have a lot of questions. And we’re going to field some questions in a minute.

But I would really encourage you to go to the Web site. We’re going to populate it with a lot of information. You’ll be able to get a lot of that answered. We’re going to have a lot of face to face meetings.

So you’re going to have the opportunity during the day to sit down with IBM HR professionals and really understand in detail - because everyone is going to have different questions and different issues—get your questions answered.

I think the important thing that you should realize is, you know, we’re not going to throw a switch. You know, tomorrow morning we all come in with eight bar blue logo underwear on it’s done, okay?

The reality is IBM has a lot of experience. And one of the other things that impressed me when we went through this process is not only is IBM people sensitive but they’ve done what 30 or 40 acquisitions, right? I mean that’s a lot of acquisitions. We happen to be the fourth largest acquisition in the history of IBM behind PWC, Lotus, Rational. But they know how to do this.

And one of the things that they’ve learned is it’s better to do right and take your time then rush it and cause a lot of breakage. So we’re going to be the beneficiaries and recipients of all their expertise.

So I think you’re going to find it’s going to take a year. And it’s going to be a gradual series of changes. We’re going to do—make the changes, make the adjustments and we need to. We’re not going to rush, you know, helter skelter to make a lot of adjustments.

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So by the time we’re fully integrated we probably won’t even realize it. We’ll just be there. And I think that’s really really important.

So in terms of the next 60 days it’s kind of the window of time between the announcement and when we actually joined the IBM family. There’s a lot of things that have to go on.

You know, I always talk about poor constituencies, you know, each one of those has to be dealt with. Wall Street has already hung up and left. So we took care of that one.

The other ones that really count are first you. So one of the things that we want to do is over communicate, so you’re going to see us do that in every form you can.

Obviously you’re going to see the whole executive team on the road going around the world. In addition to what you saw up there we’re also having district meetings across the U.S.

I’m on my way to New York and Boston. (Phil) you’re going to be doing I think Minneapolis and DC. (Ron) is doing Chicago and west. And we’ve got I think (Brent) doing Dallas. So during this week we’ll cover every district in the U.S.

We’ve already had conference calls with employees around the world and then we’re going to physically go to Europe. And that will continue. It takes awhile to get to a point where you’re comfortable. Once you’re comfortable then you’re home.

The second group of people that are really important are our customers. Last time I heard those are the ones paying the checks. So we’re going to communicate and over communicate to customers. So we’re going to be generating a WebEx tomorrow.

Many of us have already talked directly to our some of key customers. I think in a lot of cases it’s going to require a lot of face to face time. So for the sales management I would encourage you to get the executive team on board.

Customers are going to ask questions. Hey what does this mean? Should I wait so I can buy software on the IBM contract? The answer is no because we need the revenue now.

But, you know, there’s a lot of questions that are going to come up. And what we don’t want is the market to freeze for 60 days. And we want

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customers to comfortable, because they’re going to ask a lot of questions. So we’re going to provide those answers.

The other key part, you know, of the family is the partners. So, you know, I mean as you know we do what 50, to 60% of our business jointly with the partners particularly the SI. We’ve already reached out to them.

We’re going to reach out to them some more this week to make sure they feel comfortable while at the same time we plan and build a new relationship with IGS.

While all that is going on, you know, we’re going to be running the business because they’re going to be separate. We’re also going to be trying to drive to the end of the year because one of the key questions I’m sure you’re going to ask is what about the bonus plan.

And the reality is the 2006 bonus plan, you know, is in place and in force and we’re going to get paid on our making those measurements. So it’s key that we drive the revenue and the earnings targets that we’ve set for ourselves over the period.

But we’re also going to start to lay the tracks for next year because if you roll into early 2007 we’re going to be one team. And so it’s important that we get it right.

You know, obviously what we want to do is cause as little discontinuity as possible. So you’d like to keep everyone doing what they’re doing. You want to keep the same relationships in place between salesmen and their customers. And the nice thing is we’ve got three or four months to plan this out and do it right. And I think that will give us a tremendous benefit.

So with that what I think we should do instead of us talking, you know, maybe we bring the executive team up an opening up for Q&A.

So if (Ambuge) and (Deb) and Janet Randolph would join me we welcome your questions. I promise we won’t write down any names. There’s lots of questions. So please feel free to ask them.

Okay questions?

Woman:	We have a roving microphone. There should be a microphone that comes around.

Woman:	Actually I have two questions. So you want to do question response, question response?

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Lee Roberts:	Sure.

Woman:	Or both and once?

Lee Roberts:	That’d be great.

Woman:	Good morning and thank you for today. How does this acquisition actually affect FileNet’s product road map?

Lee Roberts:	(Unintelligible) answer that one, right? And Ambuj you too?

It doesn’t affect the product roadmap. The product roadmap that we have will continue. If anything it’s going to help us accelerate, you know, what we’ve got in plan.

So, you know, (P8) all the product plans, you know, that we have all the plans for 4.0, 4.5, 5.0 are going to continue and hopefully we’ll be able to get those products out even faster.

Woman:	Great thank you. The second one is can you elaborate how much maybe IBM does spend on marketing for content management, maybe a rough percentage? And does that include R&D?

Man:	The total - my microphone is not on can you turn on?

The total SG&A for IBM the marketing sales and go to market is 48% of revenue. Now that includes all the sales. And that’s typically external.

Our marketing is not specific to content management alone. So when IBM does IBM brand advertising that IBM has a name you can get into multiple customer accounts we pay (allocation) for that. You are to take a look at not just content management but IBM level.

Then IBM software does marketing and go to market and pipeline generation activities. Then information management—you will hear about information on demand.

In fact we were quite (unintelligible) sometimes we are lucky. There is an information on demand conference - the largest information conference that is going to be done in Anaheim. We expect 5000 to 6000 clients and partners would be here in October.

We just (thought) it would be right next to FileNet so that’s why we arranged it last year. So that’s information on demand.

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Then specific content management marketing and go to market spend that done which is okay we have an offering in area of content centric BPM or in compliance or even archival or record management, image management specific to that. So when you take it all our total (SGNS) spend is about 48% for the IBM.

Operator:	If you would like to ask a question on the phone line please press star then the number 1 on your telephone keypad.

Woman:	Will I have to move in order to pursue career opportunities?

(Deb):

Thank you for asking that question. I think I somewhat addressed that in my pitch a few minutes ago. But the answer is obviously not. You’ll see how many people that we do have working remotely for IBM.

So it really is your choice if you wish to move and pursue different opportunities that exist outside of the site here. So - but they are plenty of opportunities that can be done remotely. Does that answer your question? Okay.

Man:	What are the plans for the level of investment in the (P8) platform moving forward? And can you elaborate on what’s meant by using Costa Mesa as a headquarters location?

Man:	First of all from my perspective it’s in balance (unintelligible) is a total investment (unintelligible) in content management business.

But as the two teams come just like the integration team that is coming together—the two teams come together there’s an opportunity to balance our portfolio as we move forward. Recall as Lee said and I said earlier we are two independent companies till that happens.

We cannot announce any road maps. We cannot announce anything that we will do in terms of investment in one particular area versus another. It will happen at the close.

But let me tell that we’re very specific about preserving and enhancing investment in both platforms. And my view of it is you look at your existing customer and say how do I add more value to it.

And just like FileNet has 4300 customers IBM has 13000 customers. They’re asking us at the same question, how can I take advantage of some of the new things that you’re getting like content centric BPM through FileNet (P8)

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platform. And we will save look through the integration technologies but we cannot announce that.

There is no reduction in any of the two platforms. The question would be how do I optimize or how does (Kim) and (Chet) working with (Jonathan), (Kyle) and Lee figure out that how do we optimize to deliver more value.

There’s no reduction in terms of the value that we intend to provide. So PX would continue at the current rate and pace if not further improve.

The second question, I’m… You know, the headquarters are where the business is done. I think the headquarters for IBM company out in Armonk.

For all businesses that are operational businesses in (unintelligible). And then wherever the intensity of the business is, they are there. For example, Lotus headquarters are in (Sommers), but there’s only a few people.

But the real intel city is in Cambridge in (Westburg). Another acquisition that I did was Essential Corporation and Information Integration, the senior management team sits in (Westborough), Massachusetts.

But again, the power is northeast, right? We tried to keep Armonk and (Sommers) away from our day to day business. Our real business is done on the ground in customer shots and in our development labs.

And this is where the intensity is, so that’s what we mean by headquarters.

Man:	Other questions? Yes?

Man:	Are our sales kickoff and presidents club still being held?

Man:

Yes, they will. So we’ve got—both of those are planned. I’m not sure we’ve announced the locations for both yet, but—so the sales kickoff will be in Bermuda in early January. And the club will be in South Africa in April, latter part of April.

Man:	We hope to close because I intended to be invited there.

Man:	You’re invited. Other questions?

Woman:	Hi, everyone. I’m speaking for finance. And we were wondering, because we’re part of the overlap group, about when we would have an idea of having a job or not with IBM. Thank you.

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Woman:	Thank you for asking that question. I’m sure that was the question for most of you that sit in the G&A functions.

And let me be as specific as possible here. For those groups, and again, this may vary, but for those groups, the intention is that on close, everyone will be made an offer of employment with IBM.

Now, as we go through the integration, there will be, obviously, overlap. And so the intent, obviously, is with a company the size of IBM is to make offers that, you know, if not within information management, maybe within software group or within IBM.

The intent is certainly there to find everyone jobs who may be in those overlap groups.

But you will know your status at close. So the October timeframe is when you’ll know specifically. Okay? Does that help answer question? Okay.

Man:	Question?

Woman:	Well, we’ve been told that we cannot have permanent jobs, though. We’d have 60 days of employment, maybe.

Woman:	I think what you’re talking about is probably the transition period.

Woman:	Correct.

Woman:

Correct. So there will be people identified at close that will be made transition offers for a period of time. So obviously the anxiety is there; who, you know, will that be me? Or, you know, I’m sure that’s your question, right?

So the answer will be made as soon as possible as to that status in October. You’ll know at that time. Okay?

Man:	Other questions?

Man:	I’d like to know what this does to the schedule for P8 40.

Man:	Well, hopefully it moves it up.

Man:	See, I knew you were going to say that. But I mean, realistically, though. It’s already a pretty aggressive schedule. You’ve already got people in engineering working overtime.

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And now we’re taking time for meetings to meet here and do this sort of thing. And I’m just curious if there’s a plan of recognition to do something to make sure that we hit the date we’re aiming for.

Man:	Well, (Kim’s) committed in blood. That’s all I can tell you. Right (Kim)? Well, you know, I mean, look, we all know that 40 is the big project, and we’ve been working on it for a long time.

And obviously, you know, you have to acknowledge the fact that this is somewhat of a disruption. But you know, from a development standpoint, we’ve always hit the targets.

You know, (Kim) adjusts the targets sometimes. We always hit them. But it’s really important that we hit this one, because, you know, as they start to come through towards the end of the year, and the sales kickoff at the start of the year, we want to have that product out there.

So you know, (Kim’s) spent a lot of time, he’s reviewed it with his team, and what he’s told me is that there’s a high probability that we’re going to make that date.

We’re in QA. We’ve got, you know, a lot of data relative to the quality of the code, and where we stand in the process. And my guess is plus or minus a week, we’ll have it out the door. Other questions?

Man:

Yes. A couple of questions. The first one is with respect to the development plans that do content or BPM; where are they located? What is the other—I thought there was 700 developers. Where is that located?

Man:	(Unintelligible). I mean, the big part of IBM’s development team is up in Santa Theresa right outside of San Jose.

There’s about 300 people there. And then a lot of people scattered around. In terms of how we’re going to put the plan together, though, hand it over to (unintelligible).

Man:	Yeah. It’s (unintelligible). We have people—the biggest concentration is Silicon Valley lab, which has data management team.

I think the total population in information management is close to a couple of thousand over there. A couple of thousand people. It’s a big lab.

But they do things like database management and information integration. And we have 300 people. But in addition to that, people are in Germany, India and China. And Toronto lab has a set of people out there.

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So the total organization is distributed. In terms of the plan, it’s just, as I said, there are great opportunities for us to leverage each others’ capabilities. And I would leave that to the experts who are looking at the value proposition that we have in the marketplace.

And for our customers, how do we enhance that value proposition. So can (unintelligible), for example, leverage transactional servers that are available through the (unintelligible) process server.

Or can a company that—who has deployed an enterprise content infrastructure like stage three, who is rolling out all their account processing on IBM platform. Can they take advantage of the content centric BPM (unintelligible) platform?

(Kim) and (Jonathan), (Paul) and the team—the technical teams and the product management team will get together to figure out how the value is done.

But again, we can’t start executing to that. Because we are independent companies and we have to wait until the close happens. So we can plan, but we can’t execute to that.

Man:	The second question was with respect to the announcement of our BPM being integrated with the SOA platform.

What—it just appear in the announcement, and I haven’t heard anything about that. I gather that’s part of the planning. But…

Man:	When industry analysts talk about BPM, they talk about two things. One is what they call integration centric BPM or there is content document BPM.

And integration centric BPM is more like I have to do when the manage inventory, and therefore I need to integrate an SAP process with a CICS process running on the mainframe.

And it’s not about mortgage loan origination. It is about integration, transactional integration. IBM has a product—a process server which is a hugely successful product in the marketplace.

And this transaction business for IBM, transaction integration and—we call it integration and middleware business, is multi-billion dollar business.

We want to make sure that companies understand that when we are talking about content centric BPM, we are talking about case management, mortgage

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loan origination, the kind of things that our partners like (Bearing Point), (Cap Gemini), (Accenture) have built and say, oh, a loan origination might fire up a supply chain process.

So we need to integrate with that, but we don’t have to—this is not an overlap in terms of at 50,000 feet level, everything is computer science, and you know, in people’s mind, everything is built.

You know, as I say, my development team works at the speed of (unintelligible). The day they create the power point, the product is done.

But the point is, they’re multi-billion businesses. And customers are deriving value. What we want to do is we want to make sure that when we communicate, that a company who is doing vendor manage inventory can deploy a mortgage loan origination application, I mean, or case management or others, because every product is in a different domain.

So (Gardner) and (Foresters) are talking about two domains. One is transaction integration centric BPM. Another is content document loan centric BPM.

And we want to make sure that IBM now, through this merger, will have both capabilities, and we have to appropriately position and compensate our sales team.

Because for sales team, it might look like that every problem can be solved with the product that they are compensated on, and we can cause some confusion on that.

So we need to make sure that that works well. So it’s not only product side, but the whole GTM go to market needs to be consistent with that.

Man:	Question?

Woman:	Just curious. About how many businesses or offices of IBM do you have here in Orange County? Not necessarily our industry, but any other types?

Man:	You know, every city probably has a sales office, because sales people are everywhere.

But from a development lab perspective, I think this would be the first major development lab.

Woman:	(Micro Muse).

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Man:	(Micro Muse) was acquired. Access 360. Where was that? Right here. What other companies are available here?

Man:	Okay. Any more questions?

Man:	Yeah. Over there, please.

Man:	(Unintelligible).

Man:	That’s a good question; the FileNet brand name. That’s just marketing. I (unintelligible) and I will say that.

Sometimes what we do is we do maintain the brand. And sometimes we don’t when we do these acquisitions. If you notice, out of the five brands that IBM has in software, Rational, Lotus and Tivoli were acquired brands.

They were companies we preserved the brand. And the reason we kept the brand is because whatever we were doing combines—it generated more pipeline and revenue.

Some companies like (Essential), which is an (unintelligible) company, we did not maintain the brand. Or (Crossworld), which is how integration centric BPM will work. We did the (Crossworld) acquisition in (Burlington), California.

Those two brands, although belong to IBM, we are—they are not marketed brands. So it will all turn out. I mean, it’s all about business.

Lee just committed $1 billion next year, and—actually, (Ron) committed that. And to say how am I going to generate the pipeline. If FileNet helps us generate the pipeline, that’s fine.

Typically we end up, even when we do not maintain the brand or even when we maintain the brand by Rational is a brand. But when you communicate it, it’s IBM Rational. So we add the word IBM in front of it. Or IBM Lotus or IBM WebSphere or whatever it is.

It’s internal process that we deal with. And some awareness issues that we do. So it’s not clear—it’s not clear that whether we will or we will not, it will all depend upon the integration team saying whether I can generate more pipeline and more revenue.

Man:	We have a couple questions from the audience—remote audience we want to take now.

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Man:	Standby, operator?

Operator:

If you would like to ask a question, please press star, then the number 1 on your telephone keypad. Your first question is from the line of (Mershlav Renda). Your line is open. (Mershlav), your line is open.

(Mershlav Renda):	(Unintelligible).

Operator:	Your next question is from the line of (Robert Schultz).

(Robert Schultz):	Hi. I’m curious as to how vested and unvested stock options are being handled in the merger or in the acquisition.

Woman:	Okay. So the stock options will be accelerated if they’re unvested to 100% just a day or so before the close.

So for both unvested and vested stock options, here’s what’s going to happen. The difference between the purchase price, which is $35 a share and your strike price, which was the grant price, so let’s say it’s $26 a share, will be taken.

So that’s a $9 difference. Times the number of shares that you have. And those proceeds will be sent to you after the close. So it’ll be the proceeds of—in this example, $9 a share times the number of shares minus some taxes.

There are—that’s a reality. Minus the taxes. And then those proceeds will be sent to you.

If you have any shares that are under water, so the grant price was more than $35, there will be no value exchanged and those options will be cancelled.

Okay? So it’s just options that are in the money; vested or unvested, they’ll all be treated as 100%. And will be sent out to you in proceed checks.

(Robert Schultz):	Thank you.

Man:	The good news is there’s nothing under water.

Man:	We have another question from the remote?

Operator:	Your next question is from the line of (Maya Balkov).

(Maya Balkov):

Can dedicated professionals who love FileNet, by the way, but are currently paid through staffing agencies look forward to the same possibility of assimilation into IBM or of employment offers being made at close.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

Or is there more of an uncertainty there for those of us that are through those agencies?

Woman:	What will happen with—oh, through third party agencies? So yeah.

Man:	Yeah. I mean, all that’s going to get worked out. But my expectation is the relationship that we have with third parties is going to continue.

You know, third parties have made a huge impact on us. Obviously it’s part of our strategy. (Dave) will talk more about that as it evolves. But I would expect that, you know, we’re going to continue business as usual.

And where we work with, you know, third party either developers or third party people in TS, those relationships will continue as we move on.

Woman:	Thank you.

Man:	You have another question from the remote.

Operator:	Your next question is from the line of (Philip Watkins).

(Philip Watkins):	Yes. Good afternoon. Curious, will we be keeping our years of seniority once the acquisition is closed?

So, you know, if I’ve got 17 years at FileNet, does that mean…

Woman:	The answer to that question is for certain benefits you will be keeping your seniority.

Obviously, your years of service with FileNet. It does vary by country, so what we will do is following, obviously, today, you’ll get all those questions answered specifically to certain benefits.

So it’s a little complicated going to now, but it will vary by benefit. Okay?

Man:	We have a question that came in off the chat line. Will FileNet field organizations be expected to start learning the already existing IBM content management products for delivery and support?

Man:	Sure. We’re all part of one family. We’ve got a common set of products, so, you know, we’ll learn the IBM products and our IBM colleagues will learn the FileNet products.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

And then together, we’ll sort out how we sell those to the marketplace. So absolutely. And I’m sure, you know, we’ll be working on putting training classes together to get everybody up to speed.

Man:	If the deal closes October 15 or there around, when will the individuals learn that they will be offered a job with IBM?

Woman:	Okay. So the—I guess where we’re going with this is that October 1 to October 15 is obviously when we’re shooting for the close.

As soon as the close is concluded, usually it’s around either the first or 15th, offers will be made on that day or the day before. So you will get written offers with all the terms and conditions in those letters.

Man:

I wanted to comment on the product lines. My recommendation is for the fourth quarter, and it’s not been accepted by the senior team yet and of course we will do that on the close announce, that for the fourth quarter, both teams — both sales teams — get 100% quota credit without getting the quota increase.

So it will be a bounty for the sales team in the fourth quarter. That my be a reason to learn both products.

Now, the team has to accept it. That’s a recommendation that I—when IBM salesperson sells a FileNet product, they will get 100% credit against regarding the existing quota and vice versa.

So those people who get on board much faster and learn it and take advantage of it, it’s a (unintelligible). So—but we will see whether we can actually get it done.

Man:	That means (Fred Vonges) is already boning up on those products (unintelligible).

Man:	I think probably we should bring it to a close. The one thing I want to emphasize, because I know there’s a lot of questions about job offers and when that’s going to happen.

Really loud and clear. You know, IBM intends to offer everyone a job, number one, and number two, the vast majority of our people are going to be doing what they’re doing today.

So we’re, you know, there’s some concern. I think we’ve been trying to be honest and forthright, so you know, is largely in FPNA.

FILENET

Moderator: Lee Roberts

08-14-06/12:00 pm CT

Confirmation #4421127A

And I can assure you (Sam) and (Janet) are going to be hard at work with IBM on that. Everywhere else, basically going to be business as usual. You know, we’re going to keep doing what we’re doing.

We’re going to get the 4.0 out on time. We’re going to make quota, we’re going to fix customer problems. We’re going to continue to work for, probably in almost every case the same people we’ve worked for before.

So for the vast majority of us, everything remains the same now and after close.

So with that, I just want to thank our IBM colleagues for coming. I want to thank them for the professionalism they’ve showed to us as we worked through that process.

We look forward to joining forces and having a really good time beating up those boys in Boston and anybody else that we compete with.

But I think this is really great for the company. I think it’s great for the company, I think it’s great for you, and I think it’s very, very important for our customers.

And I hope that at least today, you know, we’ve (unintelligible) some of the concerns you might have. I know we’ve got a lot of questions to be answered. And I would just challenge you; if you’ve got a question, talk to (Janet).

You know, no question is not important. We want to answer those questions. And I hope over the next couple of weeks you can all feel as comfortable as, you know, those of us that have been involved with this process do.

Because I think this is a game-playing move. You know, for a long time, we’ve talked about how do we get accomplished what we want to get accomplished.

So I don’t think it’s about $1 billion in revenue; I think it’s about $2 billion and $3 billion in revenue.

You know, we have an opportunity now to fulfill the vision and the dream that we have and do it with a great company. So thank you very much, and (unintelligible), we look forward to working with you.

END